UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05476

LORD ABBETT GLOBAL FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq.
Vice President, Secretary, and Chief Legal Officer

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2022

Item 1: Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Emerging Markets Bond Fund

Emerging Markets Corporate Debt Fund

Global Bond Fund

For the fiscal year ended December 31, 2022

Table of Contents

1	A Letter to Shareholders

12	Investment Comparisons

15	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

22	Emerging Markets Bond Fund

35	Emerging Markets Corporate Debt Fund

49	Global Bond Fund

66	Statements of Assets and Liabilities

70	Statements of Operations

72	Statements of Changes in Net Assets

76	Financial Highlights

88	Notes to Financial Statements

114	Report of Independent Registered Public Accounting Firm

116	Supplemental Information to Shareholders

Lord Abbett Emerging Markets Bond Fund, Lord Abbett Emerging Markets Corporate Debt Fund, and Lord Abbett Global Bond Fund
Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Director, President and Chief Executive Officer

Lord Abbett Emerging Markets Bond Fund

For the fiscal year ended December 31, 2022, the Emerging Markets Bond Fund returned -15.83%, reflecting performance at the net asset value (“NAV”) of Class A shares, with all distributions reinvested, compared to its benchmark, the J.P. Morgan Emerging Markets Bond Global DiversifiedIndex1, which returned -17.78% during the same period.

Over the last twelve months, U.S. dollar-denominated emerging markets sovereign debt (as represented by the J.P.

Morgan Emerging Markets Bond Index Global Diversified1) underperformed U.S. fixed income markets (as represented by the Bloomberg U.S. Aggregate Bond Index2), which returned -13.01%.

At the start of 2022, prospects for emerging markets (EM) debt appeared positive due to an encouraging global growth outlook, an anticipated moderation of supply chain pressures and the continued reopening of developing economies. However, numerous headwinds emerged throughout the period, as inflation expectations began accelerating, leading to increasingly tighter monetary policy by many central banks; an unexpected geopolitical crisis in Ukraine intensified inflationary pressures; and fears of a global growth slowdown emerged.

At the beginning of the period, growing inflationary pressures along with the corresponding tightening of monetary conditions globally was one of the dominant forces impacting emerging market debt. With Consumer Price Index (CPI) readings across developed and emerging economies coming in at higher-than-expected levels at the start of the year, the U.S. Federal Reserve (the Fed) initiated a rate hike of 25 basis points (bps) in March, the first increase to their target Federal Funds Rate since 2018. The Fed continued to increase rates over the next six Federal Open Market Committee (FOMC) meetings to close the year with the target Federal Funds Rate in the 4.25% to 4.50% range. This amounted to the fastest annual pace of rate increases by the Fed since the 1980s. Numerous EM central banks were already well into rate hiking cycles by the time the Fed started tightening monetary policy and many carried out a more aggressive tightening of monetary policy than markets anticipated over the period. Throughout the year, market participants fixated on elevated core yields, the significant appreciation of the U.S. Dollar and how this would impact financing conditions in the developing world as well as global growth.

Despite tightening monetary conditions, inflationary pressures persisted throughout much of the period. The sustained price increases benefitted net commodity-exporting countries,

mainly in Latin America, the Middle East and parts of Africa, at the expense of countries more reliant on imports, particularly in parts of Asia and select regions in Eastern Europe. These price increases came at a time of significantly constrained fiscal budgets for certain countries, limiting the respective governments’ ability to alleviate cost burdens. However, by the back half of the year, commodity prices fell off their highs, most notably in industrial metals and energy, which relieved some pressure among net-importing countries.

In late February, the unexpected invasion of Ukraine by Russian forces significantly dampened sentiment for emerging market debt and added to global inflationary pressures as various commodity prices, particularly in energy and food, appreciated significantly, and anxieties heightened over additional supply chain disruptions. This led to a reduction in expectations for global economic growth and an increase in fears of a stagflationary environment. Local economies closely tied to the region were affected immediately and Russia experienced severe negative economic consequences, with its capital markets largely shutting down and the ban of many of the country’s banks from global payment systems.

While some expected the war to be short lived, the conflict was still ongoing by the end of the year. In the third quarter, Russia intensified efforts against Ukraine with a partial mobilization and announced it would not be resuming a majority of gas exports to Europe, worrying investors about the implications to European industrial production.

In the latter half of the year, many investors shifted focus to the potential for a global growth slowdown, given more restrictive financial conditions and continuing troubles in China, among other factors. After a disappointing second quarter GDP release for China in early July, the Chinese government’s supportive signaling somewhat quelled investor worries. However, growth prospects trended lower in the third quarter amid further lockdowns in various Chinese cities after a resurgence of the Covid-19 virus and continued deterioration of the country’s Real Estate sector. Lower economic activity from China, the world’s second-largest economy, a reduction in global trade volumes, and a general economic slowdown in developed countries worried market participants about the spillover effects into the emerging markets.

The deteriorating fundamental backdrop has brought clear differentiation within the emerging markets. Various countries with high energy exports remained in a strong position due to above-average energy prices and many larger EM economies with more robust fiscal reserves were less affected by worsening economic conditions. Conversely, economies reliant on manufacturing of more cyclical goods and those with higher debt levels appeared more vulnerable.

2022 marked the worst year for emerging market sovereign bonds1 since the Global Financial Crisis (GFC) of 2008 and the asset class sold off throughout much of the period, despite rebounding somewhat in November after a better-than-expected U.S. CPI report. Investment grade bonds3 underperformed high yield bonds4 over the period given the higher quality segment’s longer duration. Similarly, longer-term bonds materially underperformed shorter-term bonds. Given impacts from the Russian invasion, Europe trailed significantly from a regional perspective and Ukraine came in with the worst country performance, while the Middle East outperformed over the period. In terms of technical factors, EM bond funds experienced outflows for much of the period and closed out the year with roughly $87 billion in negative net flows. Supply was more supportive throughout the period, as the year closed out with the lowest level of net issuance since 2008.

In terms of key Fund performance drivers, from a credit quality perspective, security selection within emerging markets high yield sovereign debt was the primary driver of relative outperformance during the period. The Fund’s underweight to, as well as security selection within, investment grade sovereign bonds also contributed to relative returns. One of the primary detractors from relative performance was the Fund’s overweight to various countries’ sovereign bonds that became more distressed throughout the period, such as Sri Lanka, Egypt and El Salvador.

From a regional perspective, positioning within Eastern Europe significantly contributed to relative performance. Given the unanticipated geopolitical crisis in the region, caused by Russia’s military invasion of Ukraine and the resulting economic fallout to the region, the Fund’s underweight position in the Russian Financial and Sovereign sectors going into the conflict led to a positive impact. Not long after Russia entered Ukraine, the aggressor country experienced severe economic sanctions, significant downgrades to its growth outlook, a flight of foreign capital, and its financial system being disconnected from many parts of the global economy. Our remaining position in various Russian sovereign and corporate bonds became an overweight exposure in the Fund after the indices’ removal of all Russian holdings in March 2022. Later in the year, these positions started to recover from depressed levels due to increased demand from Russian issuers and investors, which also contributed to relative performance. The Fund’s modest exposure to Ukraine dragged on relative returns due to the deep economic contraction caused by the invasion. While relative performance benefitted from being devoid numerous sectors within the country, an allocation to the Consumer sector more than offset these contributions and led to an overall negative impact.

An overweight to, as well as selection within, the Middle East also contributed to relative performance. Most notably, exposure to the sovereign debt of Saudi Arabia and the United Arab Emirates led to a positive impact on relative returns. Saudi Arabia’s strong position in the global energy market drove relative outperformance given the increased demand and elevated prices for oil and gas. As a result, the country’s gross domestic product grew at the highest level in over a decade, with much of this growth driven by the Oil sector.

The primary detractor from relative performance from a regional perspective was the Fund’s positioning in Latin America, primarily within Ecuador and Colombia. An overweight to Ecuador’s sovereign bonds detracted from relative performance as deteriorating economic conditions within the country as well as elevated political instability led to headwinds. However, we believe the country stands to benefit from being a net exporter of energy in the current environment and, in our view, its fundamental position is stronger than what’s reflected by market pricing. An overweight to Columbia’s government debt also dragged on relative returns, as the country’s fiscal and current account deficits have weighed on the country’s financial position.

More generally, the Fund’s underweight to various distressed credits across the developing world led to a positive impact on relative returns, particularly in Pakistan, Zambia and Lebanon. For instance, Pakistan’s sovereign bonds significantly underperformed over the period and finished the year at extremely depressed prices due to numerous headwinds, including current account pressures, domestic political issues, a high debt burden, natural disasters, power disruptions and food shortages.

Lord Abbett Emerging Markets Corporate Debt Fund

For the fiscal year ended December 31, 2022, the Emerging Markets Corporate Debt Fund returned -11.19%, reflecting performance at the net asset value (“NAV”) of Class A shares, with all distributions reinvested, compared to its benchmark, the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified5, which returned -12.26% during the same period.

Over the last twelve months, U.S. dollar-denominated emerging markets corporate debt (as represented by the J.P.

Morgan Corporate Emerging Markets Bond Index Broad Diversified1) outperformed U.S. fixed income markets (as represented by the Bloomberg U.S. Aggregate Bond Index2), which returned -13.01%.

At the start of 2022, prospects for emerging markets (EM) debt appeared positive due to an encouraging global growth outlook, an anticipated moderation of supply chain pressures and the continued reopening of developing economies. However, numerous headwinds emerged throughout the period, as inflation expectations began accelerating, leading to increasingly tighter monetary policy by many central banks; an unexpected geopolitical crisis in Ukraine intensified inflationary pressures; and fears of a global growth slowdown emerged.

At the beginning of the period, growing inflationary pressures along with the corresponding tightening of monetary conditions globally was one of the dominant forces impacting emerging market debt. With Consumer Price Index (CPI) readings across developed and emerging economies coming in at higher-than-expected levels at the start of the year, the U.S. Federal Reserve (the Fed) initiated a rate hike of 25 basis points (bps) in March, the first increase to their target Federal Funds Rate since 2018. The Fed continued to increase rates over the next six Federal Open Market Committee (FOMC) meetings to close the year with the target Federal Funds Rate in the 4.25% to 4.50% range. This amounted to the fastest annual pace of rate increases by the Fed since the 1980s. Numerous EM central banks were already well into rate hiking cycles by the time the Fed started tightening monetary policy and many carried out a more aggressive tightening of monetary policy than markets anticipated over the period. Throughout the year, market participants fixated on elevated core yields, the significant appreciation of the U.S. Dollar and how this would impact financing conditions in the developing world as well as global growth.

Despite tightening monetary conditions, inflationary pressures persisted throughout much of the period. The sustained price increases benefitted net commodity-exporting countries, mainly in Latin America, the Middle East and parts of Africa, at the expense of countries more reliant on imports, particularly in parts of Asia and select regions in Eastern Europe. These price increases came at a time of significantly constrained fiscal budgets for certain countries, limiting the respective governments’ ability to alleviate cost burdens. However, by the back half of the year, commodity prices fell off their highs, most notably in industrial metals and energy, which relieved some pressure among net-importing countries.

In late February, the unexpected invasion of Ukraine by Russian forces significantly dampened sentiment for emerging market debt and added to global inflationary pressures as various commodity prices, particularly in energy and food, appreciated significantly, and anxieties heightened over additional supply chain disruptions. This led to a reduction in expectations for global economic growth and an increase in fears of a stagflationary environment. Local economies closely tied to the region were affected immediately and Russia experienced severe negative economic consequences, with its capital markets largely shutting down and the ban of many of the country’s banks from global payment systems.

While some expected the war to be short lived, the conflict was still ongoing by the end of the year. In the third quarter, Russia intensified efforts against Ukraine with a partial mobilization and announced it would not be resuming a majority of gas exports to Europe, worrying investors about the implications to European industrial production.

In the latter half of the year, many investors shifted focus to the potential for a global growth slowdown, given more restrictive financial conditions and continuing troubles in China, among other factors. After a disappointing second quarter GDP release for China in early July, the Chinese government’s supportive signaling somewhat quelled investor worries. However, growth prospects trended lower in the third quarter amid further lockdowns in various Chinese cities after a resurgence of the Covid-19 virus and continued deterioration of the country’s Real Estate sector. Lower economic activity from China, the world’s second-largest economy, a reduction in global trade volumes, and a general economic slowdown in developed countries worried market participants about the spillover effects into the emerging markets.

The deteriorating fundamental backdrop has brought clear differentiation within the emerging markets. Various countries with high energy exports remained in a strong position due to above-average energy prices and many larger EM economies with more robust fiscal reserves were less affected by worsening economic conditions. Conversely, economies reliant on manufacturing of more cyclical goods and those with higher debt levels appeared more vulnerable.

2022 marked the worst year for emerging market corporate bonds1 since the Global Financial Crisis (GFC) of 2008 and the asset class sold off throughout much of the period, despite rebounding somewhat in November after a better-than-expected U.S. CPI report. Investment grade bonds3 underperformed high yield bonds4 over the period given the higher quality segment’s longer duration. Similarly, longer-term bonds materially underperformed shorter-term bonds. The Financial sector led over the period while the Metals & Mining and Oil & Gas segments underperformed. Given impacts from the Russian invasion, Europe trailed significantly from a regional perspective and Ukraine came in with the worst country performance, while Africa outperformed over the period. In terms of technical factors, EM bond funds experienced outflows for much of the period and closed out the year with roughly $87 billion in negative net flows. Supply was more supportive throughout the period, as the year closed out with the lowest level of net issuance since 2008.

In terms of key drivers of Fund performance, from a credit quality perspective, security selection within emerging markets high yield corporate debt was the primary driver of relative outperformance during the period. The Fund’s underweight to, as well as security selection within, investment grade corporate bonds also contributed to relative returns. Additionally, selection of various commodity-producing firms led to a positive impact on relative performance given heightened prices and strong demand. Rates positioning dragged modestly on relative performance, primarily due to the Fund’s slightly longer duration in the first half of the year as yields rose significantly with rising inflation pressures and tightening monetary conditions.

From a regional perspective, positioning within Eastern Europe significantly contributed to relative performance. Given the unanticipated geopolitical crisis in the region, caused by Russia’s military invasion of Ukraine and the resulting economic fallout to the region, the Fund’s underweight position in Russia going into the conflict led to a positive impact. Not long after Russia entered Ukraine, the aggressor country experienced severe economic sanctions, significant downgrades to its growth outlook, a flight of foreign capital and its financial system being disconnected from many parts of the global economy. Our remaining position in various Russian corporate bonds became an overweight exposure in the Fund after the indices’ removal of all Russian holdings in

March 2022. Later in the year, these positions started to recover from depressed levels due to increased demand from Russian issuers and investors, which also contributed to relative performance.

The Fund’s modest exposure to Ukraine dragged on relative performance due to the deep economic contraction caused by the invasion. While the Fund benefitted from being void numerous sectors within the country, the relative performance drag from an allocation to the Consumer sector more than offset these contributions and led to an overall negative impact. Also, within Eastern Europe, the Fund’s exposure to Turkey modestly contributed to relative returns, primarily due to an overweight to a Turkish state-owned bank, as prices recovered throughout the second half of 2022.

Positioning in Asia benefitted relative performance as well, primarily driven by the Fund’s underweight to numerous Gaming issuers within Macau over the first three quarters of the year. Many of these firms experienced severe drops in top line revenue with a resurgence of Covid-19 and the corresponding lockdowns in the region that depressed casinos’ customer volumes. However, by the fourth quarter, we began adding to this segment due to our expectations of a potential reopening in China, and by the close of the year, the Fund was overweight the Gaming segment. This led to relative outperformance given the rally of many Gaming issuers in the fourth quarter with the easing of Covid restrictions by the Chinese government. Additionally, the Fund’s underweight to the Philippines

Utility sector contributed to relative returns, given the high sensitivity of many bonds within the segment to rising global yields.

Within the Middle East, an overweight to, as well as selection within various Gulf Cooperation Council countries led to a positive impact on relative performance. In particular, the Fund’s exposure to the Energy sector within Oman, Qatar and the United Arab Emirates led to relative outperformance as various issuers benefitted from elevated energy prices and a positive supply & demand dynamic throughout much of the year. More specifically, energy prices were supported by increased demand with various parts of the emerging markets and developing world reopening and starting to recover from the pandemic while supply was constrained for much of the period, partly due to the European Union’s ban on Russian oil imports post invasion.

The primary detractor from relative performance from a regional perspective was the Fund’s overweight to Central and Western Asia, particularly within Kazakhstan, which experienced growth headwinds given a disruption to its oil pipelines due to the geopolitical crisis between Ukraine and Russia.

Lord Abbett Global Bond Fund

For the fiscal year ended December 31, 2022, the Fund returned -15.44%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the

Bloomberg Global Aggregate Bond Index,6 which returned -16.25%.

The twelve-month period ending December 31, 2022, introduced meaningful headwinds for U.S. markets that led to selloffs in virtually all asset classes. The major risks over the period were inflationary pressures, which reached multi-decade highs, and the most rapid pace of interest rate hikes implemented in history by the U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve as a result, with U.S. Treasury yields at almost all maturities reaching their highest levels in years. Other notable challenges for markets included supply chain dislocations and labor shortages influenced in part by the Omicron variant of COVID-19, as well as escalating geopolitical tensions headlined by Russia’s invasion of Ukraine.

The surge in rates over the year caused softness in both major fixed income and equity indices. Equities fared the worst amid the sell-off, with the S&P 5007 returning -18.11% and experiencing its worst year since the Global Financial Crisis (GFC). The tech-heavy NASDAQ8 also logged its worst year since 2008, declining -32.54% as growth-related stocks in semiconductor and software sectors suffered in the face of inflationary pressures. Within fixed income, higher rates caused underperformance in longer duration bonds. These included U.S. Treasuries9 and investment grade bonds10 which returned -12.46% and -15.76% over the period, respectively. However, high yield bond11 and leveraged loan12 indexes outperformed the investment grade index for the period because of their lower duration profiles. Notably, high yield bonds and leveraged loans returned -11.21% and -1.06%, respectively, outperforming higher quality bonds despite recessionary fears in the U.S. economy contributing to wider spreads. Leveraged loans in particular were able to significantly outperform relative to other assets given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant storyline in 2022. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate intensified in the beginning of the year as inflation readings continued to climb throughout the first half of 2022, with CPI peaking at 9.1% year-over-year in June. The surge in prices was due primarily to an imbalance between supply and demand dynamics across multiple industries, including energy, food, and used cars.

Inflationary pressures throughout the period were most evident in energy costs, which rose more than 30% year-over-year by the end of June. The Energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine as Russia had been a large exporter of oil and certain minerals. Various sanctions were instilled on Russia from Western nations in response to their aggression towards Ukraine, which contributed to surging prices. Crude oil specifically reached over $100 per barrel, the highest value since 2014.

The Fed pivoted towards a much more hawkish stance on monetary policy during the period given the surge in inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Five additional rate hikes followed in the succeeding months, one of 50 bps, and four consecutive hikes of 75 bps and an additional one of 50 bps as inflation prints continued to come mostly in hotter than expected, resulting in a federal funds rate at a range of 4.25%-4.50% by the end of 2022. Bond yields shot up amid this aggressive policy, leading to a bearish curve flattening and ultimately periods of significant yield curve inversion, with the spread between the 2-year and 10-year Treasury yields hitting its most negative level in more than 40 years.

Key macroeconomic indicators trended lower throughout the period. Most notably, the U.S. reported real GDP decline of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries of an impending recession resulted in consumer sentiment dropping to levels worse than during the height of the COVID-19 pandemic and the GFC of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. One of the most positive developments seemed to be the traction behind the peak inflation narrative, which gained momentum in the fourth quarter from lower-than-expected CPI prints in both October and November. In addition, energy prices retracted from their multi-year highs, rent prices began to stabilize, and wage growth showed signs of softening. Job growth also remained strong in the period, and the U.S. national unemployment rate continued to hover around pre-COVID lows. Companies also cited relatively stable demand in both second and third quarter earnings seasons as consumers remained resilient despite higher prices. Separately, labor shortages eased, and supply chain frictions moderated, providing added benefits for companies managing generally higher input costs.

For the twelve-month period ended December 31 2022, the Fund’s underweight position to duration versus the benchmark was the largest contributor to relative performance as yields rose and interest rate sensitive bonds were negatively affected.

1 The J.P. Morgan Emerging Markets Bond Global Diversified Index is a uniquely-weighted version of the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Also contributing to relative performance was an off-benchmark allocation to ABS. The short-term, high quality ABS allocation outperformed the benchmark over the period as the sector was better insulated against rising interest rates than other fixed income sectors with longer duration profiles.

Another contributor to relative performance over the period was an underweight to sovereign debt. Sovereign debt was challenged by higher interest rates and a stronger U.S. dollar.

The largest detractor from relative performance over the period was an overweight to both U.S. and non-U.S developed high yield credit. High yield credit underperformed the Fund’s benchmark on a duration-adjusted basis, as investors weighed the risks of owning lower quality companies amid rising interest rates and higher financing costs amid less supportive central bank policies.

Also detracting from relative performance was security selection within investment-grade corporate credit.

The Fund portfolios are actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2 The Bloomberg U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

3 Investment Grade Bonds segment of the EMBI Global Diversified

4 High Yield Bonds segment of the EMBI Global Diversified

5 The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) is a market capitalization weighted index that tracks total returns of U.S. dollar denominated debt instruments issued by corporate entities in emerging markets countries. The Index limits the current face amount allocations of the bonds in the CEMBI Broad by constraining the total face amount outstanding for countries with larger debt stocks.

6 The Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment-grade, fixed-income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. The index also includes euro dollar and euro/yen corporate bonds, Canadian government securities, and U.S. dollar investment-grade 144A securities.

7 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

8 The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

9 As represented by the U.S. Treasury component of the Bloomberg U.S. Government Index as of 12/31/2022.

10 As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2022.

11 As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2022.

12 As represented by the Credit Suisse Leveraged Loan Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Emerging Markets Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified), assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years	Life of Class
Class A3	-17.66%	-1.87%	-1.20%	–
Class C4	-17.06%	-2.02%	-1.58%	–
Class F5	-15.45%	-1.22%	-0.81%	–
Class F3[6]	-15.48%	-1.20%	–	-0.12%
Class I5	-15.49%	-1.20%	-0.75%	–
Class R3[5]	-15.92%	-1.69%	-1.23%	–
Class R4[7]	-15.71%	-1.49%	–	0.20%
Class R5[7]	-15.47%	-1.18%	–	0.49%
Class R6[7]	-15.48%	-1.19%	–	0.51%

1 Reflects the deduction of the maximum initial sales charge of 2.25%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending December 31,

2022, is calculated using the SEC-required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Emerging Markets Corporate Debt Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD), assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2022

	1 Year	5 Years	Life of Class
Class A3	-13.20%	0.01%	2.84%
Class C4	-12.58%	-0.15%	2.42%
Class F5	-11.09%	0.57%	3.20%
Class F3[6]	-10.88%	0.83%	1.62%
Class I5	-11.02%	0.65%	3.29%
Class R3[5]	-11.45%	0.27%	3.08%
Class R4[7]	-11.24%	0.43%	2.37%
Class R5[7]	-11.00%	0.68%	2.62%
Class R6[7]	-10.86%	0.85%	2.77%

1 Reflects the deduction of the maximum initial sales charge of 2.25%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3 Class A shares commenced operations on December 6, 2013 and performance for the Class began on December 31, 2013. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended December 31, 2022, is calculated using the SEC-required uniform method to compare such return.

4 Class C shares commenced operations on December 6, 2013 and performance for the Class began on December 31, 2013. The 1% CDSC for Class C normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Commenced operations on December 6, 2013 and performance for the Class began on December 31, 2013. Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Global Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Global Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2022

	1 Year	Life of Class
Class A3	-17.38%	-1.73%
Class C4	-16.79%	-1.88%
Class F5	-15.36%	-1.02%
Class F3[5]	-15.26%	-0.96%
Class I5	-15.27%	-1.02%
Class R3[5]	-15.70%	-1.52%
Class R4[5]	-15.57%	-1.27%
Class R5[5]	-15.27%	-1.02%
Class R6[5]	-15.27%	-0.96%

1 Reflects the deduction of the maximum initial sales charge of 2.25%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3 Class A shares commenced operations on July 26, 2018 and performance for the Class began on July 31, 2018. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all distributions reinvested for the periods shown ending December 31, 2022, is calculated using the SEC-required uniform method to compute such return.

4 Class C shares commenced operations on July 26, 2018 and performance for the Class began on July 31, 2018. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Commenced operations on July 26, 2018 and performance for the Class began on July 31, 2018. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Emerging Markets Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 - 12/31/22
Class A
Actual	$1,000.00	$1,038.60	$4.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94
Class C
Actual	$1,000.00	$1,037.70	$8.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.04	$8.24
Class F
Actual	$1,000.00	$1,042.20	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92
Class F3
Actual	$1,000.00	$1,042.40	$3.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87
Class I
Actual	$1,000.00	$1,042.30	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92
Class R3
Actual	$1,000.00	$1,039.70	$6.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.46
Class R4
Actual	$1,000.00	$1,041.00	$5.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19
Class R5
Actual	$1,000.00	$1,042.40	$3.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87
Class R6
Actual	$1,000.00	$1,042.40	$3.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.97% for Class A, 1.62% for Class C, 0.77% for Class F, 0.76% for Class F3, 0.77% for Class I, 1.27% for Class R3, 1.02% for Class R4, 0.76% for Class R5 and 0.76% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Basic Materials	0.88%
Communications	0.76%
Consumer Non-Cyclical	1.24%
Energy	16.72%
Financial	4.25%
Industrial	0.34%
Utilities	5.98%
U.S. Government	69.32%
Repurchase Agreements	0.51%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Emerging Markets Corporate Debt Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 - 12/31/22
Class A
Actual	$1,000.00	$1,037.00	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,034.60	$8.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.79	$8.49
Class F
Actual	$1,000.00	$1,038.30	$4.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class F3
Actual	$1,000.00	$1,038.80	$3.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class I
Actual	$1,000.00	$1,038.90	$4.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33
Class R3
Actual	$1,000.00	$1,036.30	$6.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87
Class R4
Actual	$1,000.00	$1,037.60	$5.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60
Class R5
Actual	$1,000.00	$1,038.10	$4.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33
Class R6
Actual	$1,000.00	$1,039.60	$3.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.67% for Class C, 0.95% for Class F, 0.71% for Class F3, 0.85% for Class I, 1.35% for Class R3, 1.10% for Class R4, 0.85% for Class R5 and 0.71% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Basic Material	13.31%
Communications	8.14%
Consumer Cyclical	5.35%
Consumer Non Cyclical	6.34%
Diversified	1.24%
Energy	22.95%
Financial	21.53%
Foreign Government	1.35%
Industrial	2.48%
Technology	3.10%
U.S. Government	3.05%
Utilities	10.84%
Repurchase Agreements	0.32%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Global Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 - 12/31/22
Class A
Actual	$1,000.00	$1,001.70	$3.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class C
Actual	$1,000.00	$998.60	$7.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12
Class F
Actual	$1,000.00	$1,002.70	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96
Class F3
Actual	$1,000.00	$1,002.70	$2.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.33	$2.91
Class I
Actual	$1,000.00	$1,002.70	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96
Class R3
Actual	$1,000.00	$1,000.20	$5.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50
Class R4
Actual	$1,000.00	$1,001.40	$4.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.02	$4.23
Class R5
Actual	$1,000.00	$1,002.70	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96
Class R6
Actual	$1,000.00	$1,002.70	$2.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.33	$2.91

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.40% for Class C, 0.58% for Class F, 0.57% for Class F3, 0.58% for Class I, 1.08% for Class R3, 0.83% for Class R4, 0.58% for Class R5 and 0.57% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Asset Backed Securities	7.70%
Basic Material	1.82%
Communications	6.77%
Consumer Cyclical	4.65%
Consumer Non Cyclical	8.68%
Energy	7.39%
Financial	16.68%
Foreign Government	16.84%
Industrial	6.02%
Mortgage Backed Securities	9.52%
Municipal	0.39%
Technology	1.51%
U.S. Government	3.76%
Utilities	5.22%
Repurchase Agreements	3.05%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Schedule of Investments

EMERGING MARKETS BOND FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 97.57%

CORPORATE BONDS 30.65%

Bahrain 0.46%
Oil & Gas
Oil and Gas Holding Co. BSCC (The)	7.625%		11/7/2024	$550,000	$560,686

Brazil 1.48%
Banks 1.07%
Banco do Brasil SA†	3.25%		9/30/2026	850,000	783,513
Itau Unibanco Holding SA†	4.50% (5 Yr. Treasury CMT + 2.82%	)#	11/21/2029	550,000	527,398
					1,310,911
Media 0.41%
Globo Comunicacao e Participacoes SA†	4.875%		1/22/2030	600,000	503,585
Total Brazil					1,814,496

Chile 1.64%
Chemicals 0.23%
Sociedad Quimica y Minera de Chile SA†	3.50%		9/10/2051	380,000	280,205
Electric 0.31%
Alfa Desarrollo SpA†	4.55%		9/27/2051	498,177	379,435
Mining 0.41%
Corp. Nacional del Cobre de Chile†	3.00%		9/30/2029	575,000	503,286
Oil & Gas 0.69%
Empresa Nacional del Petroleo†	3.45%		9/16/2031	1,000,000	844,436
Total Chile					2,007,362

China 0.79%
Internet 0.34%
Prosus NV†	3.832%		2/8/2051	675,000	410,158
Investment Companies 0.45%
Huarong Finance 2019 Co. Ltd.	3.375%		2/24/2030	270,000	206,070
Huarong Finance 2019 Co. Ltd.	5.824% (3 Mo. LIBOR + 1.13%	)	2/24/2023	350,000	348,895
					554,965
Total China					965,123

Colombia 0.63%
Oil & Gas 0.36%
Ecopetrol SA	5.875%		11/2/2051	650,000	438,095

22	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Colombia (continued)
Pipelines 0.27%
AI Candelaria Spain SA†	5.75%		6/15/2033	$437,000	$333,029
Total Colombia					771,124

India 1.27%
Commercial Services 0.30%
Adani Ports & Special Economic Zone Ltd.†	3.10%		2/2/2031	500,000	367,527
Oil & Gas 0.63%
Reliance Industries Ltd.†	2.875%		1/12/2032	950,000	771,083
Transportation 0.34%
Indian Railway Finance Corp. Ltd.	2.80%		2/10/2031	500,000	411,060
Total India					1,549,670

Indonesia 2.98%
Coal 0.40%
Indika Energy Capital IV Pte Ltd.	8.25%		10/22/2025	500,000	494,724
Electric 1.46%
Perusahaan Perseroan Persero PT
Perusahaan Listrik Negara†	3.00%		6/30/2030	600,000	493,223
Perusahaan Perseroan Persero PT
Perusahaan Listrik Negara†	4.00%		6/30/2050	560,000	401,798
Perusahaan Perseroan Persero PT
Perusahaan Listrik Negara†	4.125%		5/15/2027	930,000	894,934
					1,789,955
Oil & Gas 1.12%
Pertamina Persero PT†	3.10%		1/21/2030	900,000	785,346
Pertamina Persero PT†	5.625%		5/20/2043	630,000	580,347
					1,365,693
Total Indonesia					3,650,372

Israel 0.73%
Banks
Bank Hapoalim BM†	3.255% (5 Yr. Treasury CMT + 2.16%	)#	1/21/2032	480,000	415,075
Bank Leumi Le-Israel BM†	3.275% (5 Yr. Treasury CMT + 1.63%	)#	1/29/2031	200,000	177,921
Bank Leumi Le-Israel BM†	5.125%		7/27/2027	300,000	298,363
Total Israel					891,359

See Notes to Financial Statements.	23

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2022

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Kazakhstan 1.88%
Oil & Gas 1.06%
KazMunayGas National Co. JSC†	4.75%		4/19/2027		$700,000	$647,850
KazMunayGas National Co. JSC†	6.375%		10/24/2048		300,000	248,921
Tengizchevroil Finance Co. International Ltd.†	3.25%		8/15/2030		560,000	401,615
						1,298,386
Pipelines 0.82%
KazTransGas JSC†	4.375%		9/26/2027		1,100,000	996,831
Total Kazakhstan						2,295,217

Kuwait 0.38%
Banks
NBK Tier 1 Financing 2 Ltd.†	4.50% (6 Yr. Treasury CMT + 2.83%	)#	–	(a)	500,000	460,329

Malaysia 2.13%
Oil & Gas
Petronas Capital Ltd.†	2.48%		1/28/2032		1,000,000	829,105
Petronas Capital Ltd.†	3.404%		4/28/2061		1,300,000	902,763
Petronas Energy Canada Ltd.†	2.112%		3/23/2028		1,000,000	875,790
Total Malaysia						2,607,658

Mexico 4.13%
Banks 0.29%
Banco Nacional de Comercio Exterior SNC†	2.72% (5 Yr. Treasury CMT + 2.00%	)#	8/11/2031		420,000	351,931
Electric 0.83%
Comision Federal de Electricidad†	3.348%		2/9/2031		625,000	490,688
Comision Federal de Electricidad†	4.677%		2/9/2051		800,000	524,440
						1,015,128
Oil & Gas 3.01%
Petroleos Mexicanos	5.35%		2/12/2028		1,250,000	1,054,731
Petroleos Mexicanos	6.50%		6/2/2041		1,175,000	767,422
Petroleos Mexicanos	6.70%		2/16/2032		1,652,000	1,300,458
Petroleos Mexicanos	6.75%		9/21/2047		880,000	563,449
						3,686,060
Total Mexico						5,053,119

Morocco 0.22%
Chemicals
OCP SA†	5.125%		6/23/2051		350,000	267,010

24	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oman 0.94%
Electric
OmGrid Funding Ltd.†	5.196%	5/16/2027	$1,200,000	$1,154,700

Panama 0.68%
Banks 0.33%
Banco Nacional de Panama†	2.50%	8/11/2030	500,000	401,638
Multi-National 0.35%
Banco Latinoamericano de Comercio Exterior SA†	2.375%	9/14/2025	478,000	436,997
Total Panama				838,635

Paraguay 0.22%
Banks
Banco Continental SAECA†	2.75%	12/10/2025	300,000	268,760

Peru 0.44%
Banks
Banco Internacional del Peru SAA Interbank†	3.25%	10/4/2026	590,000	537,760

Qatar 1.47%
Oil & Gas
Qatar Energy†	2.25%	7/12/2031	1,500,000	1,245,272
QatarEnergy Trading LLC†	3.30%	7/12/2051	750,000	555,600
Total Qatar				1,800,872

Saudi Arabia 1.40%
Electric 0.42%
Acwa Power Management and Investments One Ltd.†	5.95%	12/15/2039	548,900	513,496
Oil & Gas 0.51%
SAGlobal Sukuk Ltd.†	1.602%	6/17/2026	240,000	214,802
Saudi Arabian Oil Co.	2.25%	11/24/2030	300,000	247,874
Saudi Arabian Oil Co.†	3.25%	11/24/2050	225,000	159,094
				621,770
Pipelines 0.47%
EIG Pearl Holdings Sarl†	3.545%	8/31/2036	685,000	576,518
Total Saudi Arabia				1,711,784

South Africa 1.50%
Electric
Eskom Holdings SOC Ltd.	6.35%	8/10/2028	700,000	649,775
Eskom Holdings SOC Ltd.†	7.125%	2/11/2025	1,300,000	1,187,029
Total South Africa				1,836,804

See Notes to Financial Statements.	25

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
South Korea 1.51%
Electric 0.39%
Korea East-West Power Co. Ltd.†	3.60%	5/6/2025	$495,000	$479,108
Energy-Alternate Sources 0.40%
Hanwha Energy USA Holdings Corp.†	4.125%	7/5/2025	500,000	485,479
Oil & Gas 0.72%
Korea National Oil Corp.†	2.125%	4/18/2027	1,000,000	882,202
Total South Korea				1,846,789

Supranational 0.37%
Multi-National
African Export-Import Bank (The)†	2.634%	5/17/2026	500,000	450,000

Thailand 0.64%
Oil & Gas
Thaioil Treasury Center Co. Ltd.†	3.50%	10/17/2049	1,300,000	780,769

United Arab Emirates 2.59%
Commercial Services 0.92%
DP World Crescent Ltd.	3.875%	7/18/2029	1,200,000	1,125,089
Energy-Alternate Sources 0.44%
Sweihan PV Power Co. PJSC†	3.625%	1/31/2049	665,451	536,593
Investment Companies 0.26%
MDGH GMTN RSC Ltd.†	5.50%	4/28/2033	300,000	317,842
Pipelines 0.63%
Galaxy Pipeline Assets Bidco Ltd.†	3.25%	9/30/2040	1,000,000	777,604
Sovereign 0.34%
Finance Department Government of Sharjah	3.625%	3/10/2033	500,000	416,305
Total United Arab Emirates				3,173,433

United States 0.17%
Oil & Gas
Citgo Holding, Inc.†	9.25%	8/1/2024	208,000	207,944
Total Corporate Bonds (cost $43,344,531)				37,501,775

FOREIGN GOVERNMENT OBLIGATIONS 66.92%

Angola 1.73%
Angolan Government International Bond	8.75%	4/14/2032	200,000	173,680
Angolan Government International Bond†	9.125%	11/26/2049	850,000	666,315
Republic of Angola†	8.25%	5/9/2028	1,400,000	1,280,440
Total Angola				2,120,435

26	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Argentina 1.66%
Argentine Republic Government International Bond	1.50%	7/9/2035	$2,950,000	$755,630
Argentine Republic Government International Bond	3.50%	7/9/2041	2,150,000	611,867
Argentine Republic Government International Bond	3.875%	1/9/2038	2,077,038	662,228
Total Argentina				2,029,725

Bahrain 2.31%
Kingdom of Bahrain†	5.45%	9/16/2032	1,550,000	1,373,847
Kingdom of Bahrain†	6.00%	9/19/2044	300,000	235,225
Kingdom of Bahrain†	7.00%	1/26/2026	1,180,000	1,212,890
Total Bahrain				2,821,962

Bermuda 0.22%
Bermuda Government International Bond†	2.375%	8/20/2030	320,000	271,532

Brazil 2.22%
Federal Republic of Brazil	3.75%	9/12/2031	1,650,000	1,390,573
Federal Republic of Brazil	4.75%	1/14/2050	1,431,000	1,007,161
Federal Republic of Brazil	5.00%	1/27/2045	436,000	324,450
Total Brazil				2,722,184

Cayman Islands 1.36%
KSA Sukuk Ltd.†	5.268%	10/25/2028	1,600,000	1,665,062

Chile 1.73%
Chile Government International Bond	2.45%	1/31/2031	850,000	707,351
Chile Government International Bond	3.10%	5/7/2041	1,050,000	757,929
Chile Government International Bond	3.50%	1/25/2050	900,000	652,386
Total Chile				2,117,666

Colombia 2.80%
Republic of Colombia	3.00%	1/30/2030	505,000	387,758
Republic of Colombia	3.25%	4/22/2032	875,000	639,142
Republic of Colombia	3.875%	4/25/2027	860,000	764,069
Republic of Colombia	4.125%	5/15/2051	750,000	451,379
Republic of Colombia	5.00%	6/15/2045	1,735,000	1,186,837
Total Colombia				3,429,185

Costa Rica 0.81%
Costa Rica Government†	5.625%	4/30/2043	862,000	709,294
Costa Rica Government†	6.125%	2/19/2031	285,000	277,843
Total Costa Rica				987,137

See Notes to Financial Statements.	27

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Dominican Republic 3.33%
Dominican Republic†	4.50%	1/30/2030	$1,200,000	$1,026,083
Dominican Republic†	5.30%	1/21/2041	750,000	581,530
Dominican Republic†	5.875%	1/30/2060	970,000	715,055
Dominican Republic†	5.95%	1/25/2027	1,225,000	1,202,963
Dominican Republic International Bond†	5.50%	2/22/2029	600,000	554,317
Total Dominican Republic				4,079,948

Ecuador 1.93%
Ecuador Government International Bond†	1.50%	7/31/2040	1,921,077	791,160
Ecuador Government International Bond†	2.50%	7/31/2035	1,275,000	592,541
Ecuador Government International Bond†	5.50%	7/31/2030	1,507,550	976,242
Total Ecuador				2,359,943

Egypt 2.96%
Republic of Egypt†	3.875%	2/16/2026	2,400,000	1,987,608
Republic of Egypt†	7.30%	9/30/2033	1,000,000	712,480
Republic of Egypt†	7.903%	2/21/2048	920,000	584,669
Republic of Egypt†	8.75%	9/30/2051	500,000	337,600
Total Egypt				3,622,357

El Salvador 0.77%
El Salvador Government International Bond†	8.25%	4/10/2032	1,575,000	701,233
Republic of EI Salvador†	6.375%	1/18/2027	550,000	246,125
Total El Salvador				947,358

Gabon 0.65%
Gabon Government International Bond†	7.00%	11/24/2031	967,000	795,261

Ghana 1.10%
Ghana Government International Bond	8.627%	6/16/2049	725,000	256,382
Republic of Ghana†	6.375%	2/11/2027	1,625,000	629,736
Republic of Ghana†	7.625%	5/16/2029	730,000	275,648
Republic of Ghana†	8.625%	4/7/2034	500,000	182,800
Total Ghana				1,344,566

Guatemala 0.95%
Republic of Guatemala†	4.375%	6/5/2027	625,000	593,773
Republic of Guatemala†	6.125%	6/1/2050	600,000	566,858
Total Guatemala				1,160,631

Indonesia 2.52%
Indonesia Government International Bond	1.85%	3/12/2031	1,600,000	1,296,429
Indonesia Government International Bond	3.05%	3/12/2051	1,000,000	725,099

28	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Indonesia (continued)
Indonesia Government International Bond	3.50%	2/14/2050		$500,000	$376,295
Perusahaan Penerbit SBSN Indonesia III†	4.70%	6/6/2032		700,000	690,068
Total Indonesia					3,087,891

Jordan 0.37%
Kingdom of Jordan†	5.85%	7/7/2030		500,000	449,654

Kazakhstan 1.00%
Republic of Kazakhstan†(b)	1.50%	9/30/2034	EUR	500,000	398,743
Republic of Kazakhstan†	4.875%	10/14/2044		$915,000	821,084
Total Kazakhstan					1,219,827

Kenya 1.13%
Republic of Kenya†	6.30%	1/23/2034		1,000,000	774,990
Republic of Kenya†	7.00%	5/22/2027		500,000	449,609
Republic of Kenya Government International Bond	8.25%	2/28/2048		200,000	155,749
Total Kenya					1,380,348

Lebanon 0.10%
Republic of Lebanon(c)	6.65%	2/26/2030		1,948,000	118,925

Mexico 2.32%
Mexico Government International Bond	4.40%	2/12/2052		788,000	582,267
Mexico Government International Bond	4.875%	5/19/2033		251,000	230,905
United Mexican States	2.659%	5/24/2031		2,064,000	1,669,835
United Mexican States	3.771%	5/24/2061		560,000	355,757
Total Mexico					2,838,764

Morocco 0.67%
Morocco Government International Bond†	3.00%	12/15/2032		600,000	479,760
Morocco Government International Bond†	4.00%	12/15/2050		500,000	344,215
Total Morocco					823,975

Nigeria 2.46%
Nigeria Government International Bond	8.25%	9/28/2051		250,000	167,723
Republic of Nigeria†	6.50%	11/28/2027		2,150,000	1,741,435
Republic of Nigeria†	7.375%	9/28/2033		1,530,000	1,094,539
Total Nigeria					3,003,697

Oman 3.03%
Oman Government International Bond†	4.75%	6/15/2026		2,550,000	2,470,557
Oman Government International Bond†	6.25%	1/25/2031		300,000	302,784
Oman Government International Bond†	6.75%	1/17/2048		1,000,000	940,020
Total Oman					3,713,361

See Notes to Financial Statements.	29

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Panama 2.79%
Panama Government International Bond	4.30%	4/29/2053		$925,000	$671,602
Republic of Panama	2.252%	9/29/2032		1,300,000	967,532
Republic of Panama	3.87%	7/23/2060		1,010,000	654,869
Republic of Panama	4.50%	4/16/2050		1,475,000	1,118,175
Total Panama					3,412,178

Paraguay 0.84%
Paraguay Government International Bond†	3.849%	6/28/2033		500,000	440,788
Republic of Paraguay†	5.40%	3/30/2050		675,000	584,175
Total Paraguay					1,024,963

Peru 2.05%
Republic of Peru	1.862%	12/1/2032		1,000,000	731,855
Republic of Peru	2.78%	12/1/2060		465,000	272,775
Republic of Peru	3.00%	1/15/2034		1,900,000	1,502,717
Total Peru					2,507,347

Philippines 2.88%
Philippine Government International Bond	2.65%	12/10/2045		2,800,000	1,894,308
Philippine Government International Bond	3.229%	3/29/2027		1,700,000	1,634,383
Total Philippines					3,528,691

Qatar 2.42%
State of Qatar†	4.00%	3/14/2029		1,650,000	1,624,623
State of Qatar	4.40%	4/16/2050		500,000	458,876
State of Qatar†	4.40%	4/16/2050		950,000	871,864
Total Qatar					2,955,363

Romania 0.49%
Romanian Government International Bond†(b)	2.625%	12/2/2040	EUR	1,000,000	601,425

Saudi Arabia 2.29%
KSA Sukuk Ltd.†	2.25%	5/17/2031		$1,000,000	854,494
Saudi International Bond†	3.45%	2/2/2061		2,700,000	1,941,187
Total Saudi Arabia					2,795,681

Senegal 0.64%
Republic of Senegal†	6.25%	5/23/2033		750,000	622,026
Senegal Government International Bond†(b)	5.375%	6/8/2037	EUR	220,000	159,059
Total Senegal					781,085

30	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
South Africa 2.12%
Republic of South Africa	4.30%	10/12/2028	$1,440,000	$1,288,800
South Africa Government International Bond	5.75%	9/30/2049	1,760,000	1,300,344
Total South Africa				2,589,144

Sri Lanka 1.08%
Republic of Sri Lanka†	5.75%	4/18/2023	1,531,000	486,026
Republic of Sri Lanka†	6.75%	4/18/2028	1,130,000	361,885
Republic of Sri Lanka†	7.55%	3/28/2030	550,000	175,494
Sri Lanka Government International Bond†(c)	5.875%	7/25/2022	920,000	303,727
Total Sri Lanka				1,327,132

Turkey 3.96%
Republic of Turkey	4.25%	4/14/2026	2,100,000	1,876,090
Republic of Turkey	5.25%	3/13/2030	1,445,000	1,166,837
Republic of Turkey	5.75%	5/11/2047	1,250,000	856,250
Republic of Turkey	5.95%	1/15/2031	500,000	415,191
Turkiye Ihracat Kredi Bankasi AS†	5.75%	7/6/2026	580,000	529,295
Total Turkey				4,843,663

United Arab Emirates 3.05%
Abu Dhabi Government International Bond†	1.70%	3/2/2031	1,989,000	1,645,317
Abu Dhabi Government International Bond†	1.875%	9/15/2031	1,000,000	829,881
Abu Dhabi Government International Bond†	3.125%	9/30/2049	1,000,000	742,605
UAE International Government Bond†	3.25%	10/19/2061	700,000	518,871
Total United Arab Emirates				3,736,674

Uruguay 2.18%
Republic of Uruguay	4.975%	4/20/2055	1,428,000	1,369,658
Republic of Uruguay	5.10%	6/18/2050	896,000	881,783
Uruguay Government International Bond	5.75%	10/28/2034	385,000	417,054
Total Uruguay				2,668,495
Total Foreign Government Obligations (cost $106,172,657)				81,883,235
Total Long-Term Investments (cost $149,517,188)				119,385,010

See Notes to Financial Statements.	31

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2022

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.50%

Repurchase Agreements 0.50%
Repurchase Agreement dated 12/30/2022, 2.050% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $516,200 of U.S. Treasury Inflation Indexed Note at 0.250% due 1/15/2025; value: $624,210; proceeds: $612,026 (cost $611,886)	$611,886	$611,886
Total Investments in Securities 98.07% (cost $150,129,074)		119,996,896
Other Assets and Liabilities – Net(d) 1.93		2,365,760
Net Assets 100.00%		$122,362,656

EUR	Euro.
CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2022, the total value of Rule 144A securities was $74,913,472, which represents 61.22% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2022.
(a)	Security is perpetual in nature and has no stated maturity.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Defaulted (non-income producing security).
(d)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

Forward Foreign Currency Exchange Contracts at December 31, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	3/13/2023	35,000	$37,523	$37,640	$117

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	State Street Bank and Trust	3/13/2023	1,124,000	$1,194,144	$1,208,781	$(14,637)

32	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2022

Futures Contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
Euro-Bund	March 2023	8	Short	EUR	(1,125,948)	EUR	(1,063,440)	$66,912
Euro-Buxl	March 2023	2	Short		(321,877)		(270,480)	55,018
U.S. 10-Year Ultra Treasury Note	March 2023	143	Short		$(17,032,104)		$(16,914,219)	117,885
U.S. 5-Year Treasury Note	March 2023	33	Short		(3,566,788)		(3,561,680)	5,108
U.S. Treasury Bonds	March 2023	56	Short		(7,616,845)		(7,521,500)	95,345
U.S. Treasury Bonds	March 2023	9	Short		(1,139,050)		(1,128,094)	10,956
U.S. Treasury Notes	March 2023	26	Long		5,325,764		5,332,031	6,267
Total Unrealized Appreciation on Futures Contracts								$357,491

Type	Expiration	Contracts	Position		Notional Amount		Notional Value	Unrealized Depreciation
U.S. Long Bond	March 2023	136	Long		$17,203,827		$17,046,750	$(157,077)
U.S. Treasury Notes	March 2023	8	Long		903,251		898,375	(4,876)
Total Unrealized Depreciation on Futures Contracts								$(161,953)

See Notes to Financial Statements.	33

Schedule of Investments (concluded)

EMERGING MARKETS BOND FUND December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$–	$37,501,775	$–	$37,501,775
Foreign Government Obligations	–	81,883,235	–	81,883,235
Short-Term Investments
Repurchase Agreements	–	611,886	–	611,886
Total	$–	$119,996,896	$–	$119,996,896
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$117	$–	$117
Liabilities	–	(14,637)	–	(14,637)
Futures Contracts
Assets	357,491	–	–	357,491
Liabilities	(161,953)	–	–	(161,953)
Total	$195,538	$(14,520)	$–	$181,018

(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

34	See Notes to Financial Statements.

Schedule of Investments

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments			Shares	Fair Value
LONG-TERM INVESTMENTS 94.64%

COMMON STOCKS 0.26%

China 0.06%
Internet & Catalog Retail
Alibaba Group Holding Ltd. ADR*			331	$29,158

United States 0.20%
Chemicals 0.12%
Mosaic Co. (The)			1,291	56,636
Food Products 0.08%
Archer-Daniels-Midland Co.			412	38,254
Total United States				94,890
Total Common Stocks (cost $145,497)				124,048

	Interest Rate	Maturity Date	Principal Amount
CONVERTIBLE BONDS 0.49%

China 0.09%
Internet
Pinduoduo, Inc.	Zero Coupon	12/1/2025	$49,000	45,570

United Arab Emirates 0.40%
Oil & Gas
Abu Dhabi National Oil Co.	0.70%	6/4/2024	200,000	189,200
Total Convertible Bonds (cost $246,192)				234,770

CORPORATE BONDS 93.23%

Argentina 2.39%
Electric 0.39%
Pampa Energia SA†	9.125%	4/15/2029	200,000	183,959
Energy-Alternate Sources 0.72%
YPF Energia Electrica SA†	10.00%	7/25/2026	392,000	340,823
Oil & Gas 1.28%
YPF SA†	6.95%	7/21/2027	860,000	610,600
Total Argentina				1,135,382

Brazil 5.13%
Airlines 0.34%
Azul Investments LLP†	5.875%	10/26/2024	200,000	161,233
Chemicals 0.42%
Braskem Finance Ltd.	6.45%	2/3/2024	200,000	200,799

See Notes to Financial Statements.	35

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Brazil (continued)
Commercial Services 0.47%
Movida Europe SA†	5.25%	2/8/2031	$300,000	$225,328
Forest Products & Paper 0.95%
Suzano Austria GmbH	3.125%	1/15/2032	580,000	453,009
Internet 0.27%
B2W Digital Lux Sarl†	4.375%	12/20/2030	200,000	126,787
Iron-Steel 1.29%
CSN Inova Ventures†	6.75%	1/28/2028	200,000	191,284
CSN Resources SA†	4.625%	6/10/2031	200,000	158,654
Vale Overseas Ltd.	3.75%	7/8/2030	300,000	263,156
				613,094
Media 0.36%
Globo Comunicacao e Participacoes SA	5.50%	1/14/2032	200,000	170,846
Oil & Gas 0.72%
MC Brazil Downstream Trading Sarl†	7.25%	6/30/2031	411,000	339,715
Transportation 0.31%
Hidrovias International Finance Sarl†	4.95%	2/8/2031	200,000	148,400
Total Brazil				2,439,211

Chile 3.69%
Banks 1.19%
Banco de Credito e Inversiones SA†	3.50%	10/12/2027	200,000	184,440
Banco del Estado de Chile†	2.704%	1/9/2025	200,000	189,122
Banco Santander Chile†	2.70%	1/10/2025	200,000	190,065
				563,627
Chemicals 0.31%
Sociedad Quimica y Minera de Chile SA†	3.50%	9/10/2051	200,000	147,477
Electric 0.81%
Alfa Desarrollo SpA†	4.55%	9/27/2051	249,089	189,717
Engie Energia Chile SA†	4.50%	1/29/2025	200,000	196,677
				386,394
Forest Products & Paper 0.71%
Inversiones CMPC SA†	3.00%	4/6/2031	400,000	335,392
Mining 0.34%
Antofagasta plc†	2.375%	10/14/2030	200,000	160,834
Pipelines 0.33%
GNL Quintero SA†	4.634%	7/31/2029	164,720	159,341
Total Chile				1,753,065

36	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
China 6.27%
Gas 0.73%
ENN Clean Energy International Investment Ltd.†	3.375%		5/12/2026	$400,000	$348,898
Internet 2.45%
Baidu, Inc.	2.375%		10/9/2030	200,000	160,966
Meituan †	2.125%		10/28/2025	300,000	265,694
Prosus NV†	3.257%		1/19/2027	200,000	179,067
Prosus NV†	3.832%		2/8/2051	400,000	243,057
Tencent Holdings Ltd.	3.925%		1/19/2038	200,000	159,715
Weibo Corp.	3.375%		7/8/2030	200,000	155,594
					1,164,093
Investment Companies 1.06%
Huarong Finance 2019 Co. Ltd.	3.375%		2/24/2030	400,000	305,290
Huarong Finance 2019 Co. Ltd.	5.824% (3 Mo. LIBOR + 1.13%	)#	2/24/2023	200,000	199,368
					504,658
Real Estate 1.72%
CIFI Holdings Group Co. Ltd.	6.00%		7/16/2025	200,000	52,558
Country Garden Holdings Co. Ltd.	3.30%		1/12/2031	500,000	264,520
Country Garden Holdings Co. Ltd.	3.875%		10/22/2030	200,000	106,282
Kaisa Group Holdings Ltd.†(a)	11.95%		10/22/2022	400,000	56,000
Longfor Group Holdings Ltd.	3.95%		9/16/2029	200,000	147,000
Ronshine China Holdings Ltd.(a)	8.10%		6/9/2023	200,000	15,150
Shimao Group Holdings Ltd.	3.45%		1/11/2031	400,000	74,805
Sunac China Holdings Ltd.	7.50%		2/1/2024	450,000	99,866
					816,181
Telecommunications 0.31%
Xiaomi Best Time International Ltd.	2.875%		7/14/2031	200,000	145,220
Total China					2,979,050

Colombia 3.73%
Banks 1.20%
Banco de Bogota SA†	6.25%		5/12/2026	400,000	392,954
Bancolombia SA	4.625% (5 Yr. Treasury CMT + 2.94%	)#	12/18/2029	200,000	176,109
					569,063
Oil & Gas 1.23%
Ecopetrol SA	4.125%		1/16/2025	235,000	224,321
Ecopetrol SA	5.875%		11/2/2051	302,000	203,546
SierraCol Energy Andina LLC†	6.00%		6/15/2028	200,000	157,211
					585,078

See Notes to Financial Statements.	37

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Colombia (continued)
Pipelines 0.77%
AI Candelaria Spain SA†	5.75%		6/15/2033	$250,000	$190,520
Oleoducto Central SA†	4.00%		7/14/2027	200,000	176,784
					367,304
Telecommunications 0.53%
Millicom International Cellular SA†	4.50%		4/27/2031	300,000	252,868
Total Colombia					1,774,313

Dominican Republic 0.77%
Energy-Alternate Sources
Empresa Generadora de Electricidad Haina SA†	5.625%		11/8/2028	408,000	363,720

Ghana 0.69%
Oil & Gas
Kosmos Energy Ltd.†	7.75%		5/1/2027	200,000	167,269
Tullow Oil plc†	10.25%		5/15/2026	200,000	160,764
Total Ghana					328,033

Guatemala 0.74%
Beverages 0.37%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL†	5.25%		4/27/2029	190,000	177,505
Telecommunications 0.37%
CT Trust†	5.125%		2/3/2032	200,000	175,907
Total Guatemala					353,412

Hong Kong 1.77%
Insurance 0.43%
AIA Group Ltd.†	5.625%		10/25/2027	200,000	204,154
Lodging 1.34%
Bangkok Bank PCL	3.733% (5 Yr. Treasury CMT + 1.90%	)#	9/25/2034	200,000	167,565
Studio City Finance Ltd.	5.00%		1/15/2029	400,000	295,898
Studio City Finance Ltd.	6.00%		7/15/2025	200,000	173,721
					637,184
Total Hong Kong					841,338

India 4.25%
Commercial Services 1.02%
Adani Ports & Special Economic Zone Ltd.†	3.10%		2/2/2031	300,000	220,516
Adani Ports & Special Economic Zone Ltd.	3.375%		7/24/2024	280,000	265,500
					486,016

38	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
India (continued)
Electric 1.36%
Adani Green Energy Ltd.	4.375%		9/8/2024	$200,000	$182,000
Adani Transmission Step-One Ltd.†	4.00%		8/3/2026	300,000	267,874
Greenko Investment Co.†	4.875%		8/16/2023	200,000	196,250
					646,124
Energy-Alternate Sources 0.35%
Greenko Dutch BV†	3.85%		3/29/2026	191,000	166,160
Engineering & Construction 0.49%
Summit Digitel Infrastructure Ltd.†	2.875%		8/12/2031	300,000	230,838
Oil & Gas 0.51%
Reliance Industries Ltd.†	2.875%		1/12/2032	300,000	243,500
Transportation 0.52%
Indian Railway Finance Corp. Ltd.	2.80%		2/10/2031	300,000	246,636
Total India					2,019,274

Indonesia 4.08%
Coal 1.04%
Indika Energy Capital IV Pte Ltd.	8.25%		10/22/2025	500,000	494,724
Electric 1.51%
Cikarang Listrindo Tbk PT†	4.95%		9/14/2026	200,000	187,114
Minejesa Capital BV†	4.625%		8/10/2030	600,000	528,120
					715,234
Mining 0.77%
Bukit Makmur Mandiri Utama PT†	7.75%		2/10/2026	200,000	172,000
Freeport Indonesia PT†	4.763%		4/14/2027	200,000	193,000
					365,000
Oil & Gas 0.76%
Medco Bell Pte Ltd.†	6.375%		1/30/2027	400,000	362,237
Total Indonesia					1,937,195

Israel 3.81%
Banks 1.16%
Bank Hapoalim BM†	3.255% (5 Yr. Treasury CMT + 2.16%	)#	1/21/2032	200,000	172,948
Bank Leumi Le-Israel BM†	3.275% (5 Yr. Treasury CMT + 1.63%	)#	1/29/2031	200,000	177,921
Bank Leumi Le-Israel BM†	5.125%		7/27/2027	200,000	198,909
					549,778
Pharmaceuticals 2.65%
Teva Pharmaceutical Finance Netherlands III BV	3.15%		10/1/2026	600,000	525,918
Teva Pharmaceutical Finance Netherlands III BV	4.10%		10/1/2046	292,000	179,171

See Notes to Financial Statements.	39

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Israel (continued)
Teva Pharmaceutical Finance Netherlands III BV	5.125%		5/9/2029		$350,000	$312,147
Teva Pharmaceutical Finance Netherlands III BV	6.00%		4/15/2024		250,000	245,534
						1,262,770
Total Israel						1,812,548

Kazakhstan 0.91%
Oil & Gas
Tengizchevroil Finance Co. International Ltd.†	3.25%		8/15/2030		600,000	430,302

Kuwait 3.16%
Banks 1.69%
NBK SPC Ltd.†	1.625% (SOFR + 1.05%	)#	9/15/2027		600,000	528,703
NBK Tier 1 Financing 2 Ltd.†	4.50% (6 Yr. Treasury CMT + 2.83%	)#	–	(b)	300,000	276,198
						804,901
Chemicals 1.47%
Equate Petrochemical BV†	2.625%		4/28/2028		800,000	699,000
Total Kuwait						1,503,901

Macau 2.51%
Lodging
MGM China Holdings Ltd.	4.75%		2/1/2027		200,000	177,189
Sands China Ltd.	3.75%		8/8/2031		400,000	315,302
Sands China Ltd.	5.90%		8/8/2028		400,000	375,065
Wynn Macau Ltd.	5.125%		12/15/2029		400,000	324,290
Total Macau						1,191,846

Malaysia 1.50%
Oil & Gas 0.74%
Petronas Energy Canada Ltd.†	2.112%		3/23/2028		400,000	350,316
Transportation 0.76%
Misc Capital Two Labuan Ltd.	3.75%		4/6/2027		400,000	362,984
Total Malaysia						713,300

Mexico 4.15%
Banks 1.30%
Banco Nacional de Comercio Exterior SNC†	2.72% (5 Yr. Treasury CMT + 2.00%	)#	8/11/2031		200,000	167,586
BBVA Bancomer SA†	5.125% (5 Yr. Treasury CMT + 2.65%	)#	1/18/2033		200,000	179,846
BBVA Bancomer SA/Texas†	1.875%		9/18/2025		300,000	272,391
						619,823

40	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Mexico (continued)
Chemicals 0.33%
Braskem Idesa SAPI†	7.45%	11/15/2029		$200,000	$158,224
Electric 0.75%
Comision Federal de Electricidad†	4.688%	5/15/2029		400,000	355,540
Mining 0.35%
Industrias Penoles SAB de CV†	4.75%	8/6/2050		200,000	165,566
Oil & Gas 0.36%
Petroleos Mexicanos	5.35%	2/12/2028		200,000	168,757
REITS 0.68%
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332†	4.375%	7/22/2031		200,000	149,832
Trust Fibra Uno†	4.869%	1/15/2030		200,000	172,105
					321,937
Telecommunications 0.38%
America Movil SAB de CV†	5.375%	4/4/2032		200,000	180,789
Total Mexico					1,970,636

Morocco 1.54%
Chemicals
OCP SA†	3.75%	6/23/2031		868,000	730,170

Nigeria 0.45%
Banks
BOI FINANCE BV†(c)	7.50%	2/16/2027	EUR	250,000	216,124

Oman 1.40%
Oil & Gas
OQ SAOC†	5.125%	5/6/2028		$700,000	665,482

Panama 0.72%
Engineering & Construction 0.34%
Aeropuerto Internacional de Tocumen SA†	5.125%	8/11/2061		200,000	164,371
Media 0.38%
Cable Onda SA†	4.50%	1/30/2030		200,000	180,005
Total Panama					344,376

Paraguay 0.99%
Banks 0.38%
Banco Continental SAECA†	2.75%	12/10/2025		200,000	179,173
Telecommunications 0.61%
Telefonica Celular del Paraguay SA	5.875%	4/15/2027		300,000	290,916
Total Paraguay					470,089

See Notes to Financial Statements.	41

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Peru 2.84%
Banks 0.74%
Banco de Credito del Peru SA†	3.25% (5 Yr. Treasury CMT + 2.45%	)#	9/30/2031	$400,000	$352,259
Diversified Financial Services 0.35%
Intercorp Peru Ltd.†	3.875%		8/15/2029	200,000	165,158
Gas 0.84%
Gas Natural de Lima y Callao SA†	4.375%		4/1/2023	400,000	398,222
Mining 0.20%
Southern Copper Corp.	5.25%		11/8/2042	100,000	95,653
Oil & Gas 0.35%
Hunt Oil Co. of Peru LLC Sucursal Del Peru†	6.375%		6/1/2028	174,800	166,640
Retail 0.36%
InRetail Consumer†	3.25%		3/22/2028	200,000	172,256
Total Peru					1,350,188

Philippines 0.37%
Holding Companies-Diversified San Miguel Corp.	5.50% (5 Yr. Treasury CMT + 10.24%	)#	7/29/2025	200,000	175,250

Qatar 4.29%
Banks 1.38%
QNB Finance Ltd.	2.625%		5/12/2025	400,000	378,630
QNB Finance Ltd.	2.75%		2/12/2027	300,000	276,120
					654,750
Gas 0.29%
Nakilat, Inc.†	6.267%		12/31/2033	132,691	138,367
Oil & Gas 0.70%
Qatar Energy†	2.25%		7/12/2031	400,000	332,072
Telecommunications 1.92%
Ooredoo International Finance Ltd.†	2.625%		4/8/2031	600,000	517,038
Ooredoo International Finance Ltd.†	3.25%		2/21/2023	400,000	398,802
					915,840
Total Qatar					2,041,029

Russia 0.25%
Banks 0.00%
Alfa Bank AO Via Alfa Bond Issuance PLC	5.50% (5 Yr. Treasury CMT + 4.55%	)	10/26/2031	300,000	–	(d)
Sberbank of Russia Via SB Capital SA	5.25%		5/23/2023	450,000	–	(d)
					–

42	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Russia (continued)
Oil & Gas 0.25%
Gazprom PJSC via Gaz Finance PLC	4.599% (5 Yr. Treasury CMT + 4.26%	)	10/26/2025	$200,000	$119,000
Total Russia					119,000

Saudi Arabia 4.31%
Chemicals 0.36%
SABIC Capital I BV	2.15%		9/14/2030	200,000	169,222
Electric 0.97%
Acwa Power Management and Investments One Ltd.†	5.95%		12/15/2039	199,600	186,726
Saudi Electricity Global Sukuk Co. 5	1.74%		9/17/2025	300,000	276,781
					463,507
Oil & Gas 2.27%
SA Global Sukuk Ltd.†	2.694%		6/17/2031	450,000	385,468
Saudi Arabian Oil Co.	2.25%		11/24/2030	500,000	413,124
Saudi Arabian Oil Co.†	3.25%		11/24/2050	400,000	282,833
					1,081,425
Pipelines 0.71%
EIG Pearl Holdings Sarl†	3.545%		8/31/2036	400,000	336,653
Total Saudi Arabia					2,050,807

Singapore 2.44%
Banks 2.05%
DBS Group Holdings Ltd.	1.822% (5 Yr. Treasury CMT + 1.10%	)#	3/10/2031	900,000	801,063
United Overseas Bank Ltd.†	2.00% (5 Yr. Treasury CMT + 1.23%	)#	10/14/2031	200,000	174,806
					975,869
Diversified Financial Services 0.39%
BOC Aviation Ltd.	3.50%		9/18/2027	200,000	183,927
Total Singapore					1,159,796

South Africa 2.66%
Chemicals 1.15%
Sasol Financing USA LLC	4.375%		9/18/2026	200,000	177,299
Sasol Financing USA LLC	5.50%		3/18/2031	450,000	366,986
					544,285
Commercial Services 0.57%
Bidvest Group UK plc (The)†	3.625%		9/23/2026	300,000	271,086

See Notes to Financial Statements.	43

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
South Africa (continued)
Electric 0.38%
Eskom Holdings SOC Ltd.†	7.125%		2/11/2025	$200,000	$182,620
Mining 0.56%
Stillwater Mining Co.	4.00%		11/16/2026	300,000	265,304
Total South Africa					1,263,295

South Korea 4.18%
Electric 1.37%
Korea East-West Power Co. Ltd.†	3.60%		5/6/2025	200,000	193,579
Korea Hydro & Nuclear Power Co. Ltd.†	4.25%		7/27/2027	200,000	192,710
Korea Midland Power Co. Ltd.	1.25%		8/9/2026	300,000	262,961
					649,250
Energy-Alternate Sources 0.61%
Hanwha Energy USA Holdings Corp.†	4.125%		7/5/2025	300,000	291,287
Oil & Gas 0.74%
Korea National Oil Corp.†	2.125%		4/18/2027	400,000	352,881
Semiconductors 1.46%
SK Hynix, Inc.†	1.50%		1/19/2026	800,000	693,653
Total South Korea					1,987,071

Supranational 0.66%
Multi-National
African Export-Import Bank (The)†	2.634%		5/17/2026	350,000	315,000

Taiwan 1.58%
Semiconductors
TSMC Arizona Corp.	4.125%		4/22/2029	250,000	238,056
TSMC Global Ltd.†	1.75%		4/23/2028	200,000	169,477
TSMC Global Ltd.†	4.375%		7/22/2027	350,000	343,472
Total Taiwan					751,005

Thailand 3.09%
Banks 0.49%
Bangkok Bank pcl/Hong Kong†	3.466% (5 Yr. Treasury CMT + 2.15%	)#	9/23/2036	300,000	235,148
Chemicals 0.68%
GC Treasury Center Co. Ltd.†	2.98%		3/18/2031	400,000	323,610
Oil & Gas 1.92%
PTTEP Treasury Center Co. Ltd.†	2.993%		1/15/2030	550,000	478,368
Thaioil Treasury Center Co. Ltd.†	2.50%		6/18/2030	400,000	313,405

44	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Thailand (continued)
Thaioil Treasury Center Co. Ltd.†	3.50%		10/17/2049	$200,000	$120,118
					911,891
Total Thailand					1,470,649

Turkey 3.45%
Banks 2.24%
Akbank TAS†	5.125%		3/31/2025	650,000	628,061
Turkiye Garanti Bankasi AS†	5.875%		3/16/2023	250,000	251,077
Turkiye Sinai Kalkinma Bankasi AS†	5.875%		1/14/2026	200,000	186,039
					1,065,177
Commercial Services 0.37%
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS†	9.50%		7/10/2036	199,946	172,865
Holding Companies-Diversified 0.84%
KOC Holding AS†	5.25%		3/15/2023	400,000	399,889
Total Turkey					1,637,931

Ukraine 0.23%
Telecommunications
VF Ukraine PAT via VFU Funding PLC	6.20%		2/11/2025	200,000	111,175

United Arab Emirates 5.18%
Banks 1.42%
ADCB Finance Cayman Ltd.†	4.00%		3/29/2023	200,000	199,572
Fab Sukuk Co. Ltd.	2.50%		1/21/2025	300,000	285,120
First Abu Dhabi Bank PJSC	4.50% (5 Yr. Treasury CMT + 4.14%	)#	4/5/2026	200,000	192,037
					676,729
Commercial Services 0.67%
DP World Ltd./United Arab Emirates†	6.85%		7/2/2037	300,000	319,734
Electric 1.12%
Abu Dhabi National Energy Co. PJSC†	2.00%		4/29/2028	600,000	534,179
Energy-Alternate Sources 0.34%
Sweihan PV Power Co. PJSC†	3.625%		1/31/2049	198,642	160,177
Pipelines 1.21%
Abu Dhabi Crude Oil Pipeline LLC†	4.60%		11/2/2047	200,000	184,540
Galaxy Pipeline Assets Bidco Ltd.†	3.25%		9/30/2040	500,000	388,802
					573,342
Real Estate 0.42%
MAF Sukuk Ltd.	4.50%		11/3/2025	200,000	197,025
Total United Arab Emirates					2,461,186

See Notes to Financial Statements.	45

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
United Kingdom 1.33%
Mining 0.29%
Vedanta Resources Finance II PLC	8.95%	3/11/2025	$200,000	$136,114
Retail 1.04%
CK Hutchison International 21 Ltd.	2.50%	4/15/2031	600,000	495,543
Total United Kingdom				631,657

United States 0.17%
Chemicals
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%	6/15/2028	88,000	79,060

Vietnam 0.50%
Electric
Mong Duong Finance Holdings BV†	5.125%	5/7/2029	286,000	238,475
Zambia 1.05%
Mining
First Quantum Minerals Ltd.	6.875%	3/1/2026	300,000	284,552
First Quantum Minerals Ltd.†	7.50%	4/1/2025	220,000	214,588
Total Zambia				499,140
Total Corporate Bonds (cost $50,311,165)				44,314,481

FOREIGN GOVERNMENT OBLIGATIONS 0.66%

Ecuador 0.27%
Ecuador Government International Bond†	5.50%	7/31/2030	200,000	129,514

Turkey 0.39%
Turkiye Ihracat Kredi Bankasi AS†	5.75%	7/6/2026	200,000	182,516
Total Foreign Government Obligations (cost $370,253)				312,030
Total Long-Term Investments (cost $51,073,107)				44,985,329

SHORT-TERM INVESTMENTS 3.30%

U.S. TREASURY OBLIGATIONS 2.99%
U.S. Treasury Bill (cost $1,420,990)	4.51%	4/11/2023	1,438,000	1,420,972

46	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Investments	Principal Amount	Fair Value
REPURCHASE AGREEMENTS 0.31%
Repurchase Agreement dated 12/30/2022, 2.050% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $151,900 of U.S. Treasury Note at 4.275% due 4/30/2024; value: $152,638; proceeds: $149,658 (cost $149,623)	$149,623	$149,623
Total Short-Term Investments (cost $1,570,613)		1,570,595
Total Investments in Securities 97.94% (cost $52,643,720)		46,555,924
Other Assets and Liabilities – Net(e) 2.06		977,256
Net Assets 100.00%		$47,533,180

EUR	Euro.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.

*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2022, the total value of Rule 144A securities was $30,044,132, which represents 63.21% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2022.
(a)	Defaulted (non-income producing security).
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Level 3 Investment as described in Note 2(s) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(e)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

Forward Foreign Currency Exchange Contracts at December 31, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	State Street Bank and Trust	3/13/2023	214,000	$227,355	$230,142	$(2,787)

See Notes to Financial Statements.	47

Schedule of Investments (concluded)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2022

Futures Contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2023	9	Short	$(1,015,943)	$(1,010,672)	$5,271
U.S. 10-Year Ultra Treasury Note	March 2023	22	Short	(2,620,324)	(2,602,188)	18,136
U.S. 5-Year Treasury Note	March 2023	26	Short	(2,829,328)	(2,806,172)	23,156
U.S. 2-Year Treasury Notes	March 2023	27	Long	5,530,608	5,537,109	6,501
Total Unrealized Appreciation on Futures Contracts						$53,064

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. Long Bond	March 2023	3	Long	$379,496	$376,031	$(3,465)
U.S. Ultra Treasury Bond	March 2023	7	Long	946,485	940,188	(6,297)
Total Unrealized Depreciation on Futures Contracts						$(9,762)

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3		Total
Long-Term Investments
Common Stocks	$124,048	$–	$–		$124,048
Convertible Bonds	–	234,770	–		234,770
Corporate Bonds
Banks	–	7,462,421	–	(3)	7,462,421
Remaining Industries	–	36,852,060	–		36,852,060
Foreign Government Obligations	–	312,030	–		312,030
Short-Term Investments
U.S. Treasury Obligations	–	1,420,972	–		1,420,972
Repurchase Agreements	–	149,623	–		149,623
Total	$124,048	$46,431,876	$–		$46,555,924
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–		$–
Liabilities	–	(2,787)	–		(2,787)
Futures Contracts
Assets	53,064	–	–		53,064
Liabilities	(9,762)	–	–		(9,762)
Total	$43,302	$(2,787)	$–		$40,515

(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	Includes securities with zero market value.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

48	See Notes to Financial Statements.

Schedule of Investments

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 99.22%

ASSET-BACKED SECURITIES 7.88%

Cayman Islands 3.02%
Other
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL2 A†	6.186% (1 Mo. Term SOFR + 1.85%	)#	5/15/2037	$100,000	$97,552
Venture 33 CLO Ltd. 2018-33A A1LR†	5.139% (3 Mo. LIBOR + 1.06%	)#	7/15/2031	100,000	98,599
VERDE CLO Ltd. 2019-1A AR†	5.179% (3 Mo. LIBOR + 1.10%	)#	4/15/2032	100,000	98,297
					294,448

United States 4.86%
Automobiles 1.41%
Avid Automobile Receivables Trust 2019-1 C†	3.14%		7/15/2026	87,347	86,911
Ford Credit Auto Owner Trust 2022-D A3	5.27%		5/17/2027	50,000	50,530
					137,441
Credit Card 2.46%
BA Credit Card Trust 2022-A2 A2	5.00%		4/17/2028	50,000	50,528
Discover Card Execution Note Trust 2022-A3 A3	3.56%		7/15/2027	50,000	48,581
Discover Card Execution Note Trust 2022-A4 Class A	5.03%		10/15/2027	50,000	50,540
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	91,204	90,259
					239,908
Other 0.99%
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	48,500	46,697
Verizon Master Trust 2022-7 A1A	5.23%		11/22/2027	50,000	50,316
					97,013
Total United States					474,362
Total Asset-Backed Securities (cost $778,635)					768,810

CONVERTIBLE BONDS 0.27%

United States
Energy-Alternate Sources
Enphase Energy, Inc.	Zero Coupon		3/1/2026	9,000	10,183
SolarEdge Technologies, Inc.	Zero Coupon		9/15/2025	7,000	8,725
Sunrun, Inc.	Zero Coupon		2/1/2026	11,000	7,684
Total Convertible Bonds (cost $29,215)					26,592

See Notes to Financial Statements.	49

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
CORPORATE BONDS 53.28%

Australia 0.31%
Mining
FMG Resources August 2006 Pty Ltd.†	4.50%		9/15/2027		$11,000	$10,166
Glencore Funding LLC†	4.875%		3/12/2029		21,000	20,171
Total Australia						30,337

Bermuda 0.99%
Insurance
PartnerRe Ireland Finance DAC(a)	1.25%		9/15/2026	EUR	100,000	96,563

Brazil 0.05%
Forest Products & Paper Suzano Austria GmbH	3.125%		1/15/2032		$6,000	4,686

Canada 0.65%
Aerospace/Defense 0.10%
Bombardier, Inc.†	6.00%		2/15/2028		11,000	10,186
Banks 0.18%
Toronto-Dominion Bank (The)	4.456%		6/8/2032		18,000	17,211
Electric 0.14%
TransAlta Corp.	7.75%		11/15/2029		13,000	13,294
Oil & Gas Services 0.23%
Enerflex Ltd.	9.00%		10/15/2027		23,000	22,967
Total Canada						63,658

Cayman Islands 0.98%
Media
UPCB Finance VII Ltd.(a)	3.625%		6/15/2029	EUR	100,000	95,442

Colombia 0.24%
Oil & Gas
Ecopetrol SA	4.625%		11/2/2031		$30,000	22,977

France 4.04%
Banks 1.02%
Societe Generale SA(a)	1.125% (3 Mo. EURIBOR + 1.50%	)#	4/21/2026	EUR	100,000	99,694
Distribution/Wholesale 0.95%
Rexel SA(a)	2.125%		12/15/2028	EUR	100,000	93,267
Transportation 1.07%
Getlink SE(a)	3.50%		10/30/2025	EUR	100,000	104,455

50	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
France (continued)
Water 1.00%
Suez SACA(a)	1.875%	5/24/2027	EUR	100,000	$97,280
Total France					394,696

Germany 1.74%
Banks 0.73%
Kreditanstalt fuer Wiederaufbau	0.375%	7/18/2025		$78,000	70,582
Commercial Services 1.01%
Techem Verwaltungsgesellschaft 675 mbH(a)	2.00%	7/15/2025	EUR	100,000	98,722
Total Germany					169,304

Guatemala 0.19%
Beverages
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL†	5.25%	4/27/2029		$20,000	18,685

Mexico 0.22%
Oil & Gas
Petroleos Mexicanos	6.70%	2/16/2032		27,000	21,254

Netherlands 5.27%
Electric 1.64%
Ren Finance BV(a)	0.50%	4/16/2029	EUR	100,000	85,814
TenneT Holding BV(a)	0.125%	11/30/2032	EUR	100,000	73,767
					159,581
Energy-Alternate Sources 0.96%
Vestas Wind Systems Finance BV(a)	1.50%	6/15/2029	EUR	100,000	94,010
Food 0.82%
Mondelez International Holdings Netherlands BV(a)	0.625%	9/9/2032	EUR	100,000	80,167
Internet 0.79%
United Group B.V.†(a)	5.25%	2/1/2030	EUR	100,000	77,527
Packaging & Containers 1.06%
OI European Group BV(a)	2.875%	2/15/2025	EUR	100,000	103,298
Total Netherlands					514,583

Spain 2.89%
Engineering & Construction 0.90%
Cellnex Telecom SA(a)	1.875%	6/26/2029	EUR	100,000	87,499
Pharmaceuticals 1.01%
Almirall SA(a)	2.125%	9/30/2026	EUR	100,000	98,192

See Notes to Financial Statements.	51

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Spain (continued)
Telecommunications 0.98%
Lorca Telecom Bondco SA†(a)	4.00%		9/18/2027	EUR	100,000	$96,206
Total Spain						281,897

Supranational 2.08%
Multi-National
International Bank for Reconstruction & Development(a)	0.25%		1/29/2029	SEK	260,000	20,574
International Bank for Reconstruction & Development	4.448% (SOFR Index + 0.29%	)#	11/22/2028		$40,000	39,660
International Finance Corp.(a)	0.375%		9/10/2025	NZD	65,000	36,174
International Finance Corp.	4.413% (SOFR Index + 0.09%	)#	6/30/2023		$65,000	64,987
Nordic Investment Bank(a)	0.125%		6/10/2024	EUR	41,000	42,024
Total Supranational						203,419

United Arab Emirates 1.54%
Pipelines
Galaxy Pipeline Assets Bidco Ltd.†	1.75%		9/30/2027		$162,398	150,710

United Kingdom 4.40%
Aerospace/Defense 1.03%
Rolls-Royce PLC(a)	0.875%		5/9/2024	EUR	100,000	101,025
Agriculture 0.25%
BAT Capital Corp.	3.222%		8/15/2024		$25,000	24,088
Chemicals 0.85%
Linde Finance BV(a)	0.55%		5/19/2032	EUR	100,000	82,938
Entertainment 1.15%
Pinewood Finance Co. Ltd.(a)	3.25%		9/30/2025	GBP	100,000	111,858
Retail 1.12%
Stonegate Pub Co. Financing 2019 plc(a)	8.25%		7/31/2025	GBP	100,000	109,770
Total United Kingdom						429,679

United States 27.69%
Aerospace/Defense 0.14%
TransDigm, Inc.	4.625%		1/15/2029		$15,000	13,215
Agriculture 0.50%
Cargill, Inc.†	4.00%		6/22/2032		27,000	24,949
Philip Morris International, Inc.	5.625%		11/17/2029		23,000	23,387
						48,336

52	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
United States (continued)
Airlines 0.10%
United Airlines, Inc.†	4.375%		4/15/2026		$11,000	$10,215
Auto Manufacturers 0.32%
Ford Motor Co.	3.25%		2/12/2032		42,000	31,572
Banks 3.90%
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032		37,000	29,703
Bank of America Corp.	3.97% (3 Mo. LIBOR + 1.07%	)#	3/5/2029		25,000	23,112
Bank of New York Mellon Corp.(The)	4.596% (SOFR + 1.76%	)#	7/26/2030		20,000	19,351
Citigroup, Inc.	2.561% (SOFR + 1.17%	)#	5/1/2032		70,000	55,429
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025		10,000	9,812
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032		39,000	30,355
JPMorgan Chase & Co.	2.58% (SOFR + 1.25%	)#	4/22/2032		76,000	61,063
JPMorgan Chase & Co.	2.963% (SOFR + 1.26%	)#	1/25/2033		25,000	20,413
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032		25,000	19,240
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036		44,000	32,005
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030		25,000	23,318
US Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033		38,000	36,166
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033		25,000	21,127
						381,094
Beverages 1.06%
Molson Coors Beverage Co.(a)	1.25%		7/15/2024	EUR	100,000	103,487
Building Materials 0.27%
Eco Material Technologies, Inc.†	7.875%		1/31/2027		$12,000	11,479
Standard Industries, Inc.†	4.375%		7/15/2030		18,000	14,706
						26,185
Chemicals 0.43%
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%		6/15/2028		11,000	9,882
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025		36,000	31,835
						41,717

See Notes to Financial Statements.	53

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
United States (continued)
Coal 0.11%
SunCoke Energy, Inc.†	4.875%		6/30/2029		$12,000	$10,316
Commercial Services 0.31%
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc.†	5.00%		2/1/2026		12,000	10,695
Service Corp. International	3.375%		8/15/2030		12,000	9,775
United Rentals North America, Inc.	4.00%		7/15/2030		11,000	9,422
						29,892
Computers 0.11%
Booz Allen Hamilton, Inc.†	3.875%		9/1/2028		12,000	10,653
Diversified Financial Services 1.15%
AG Issuer LLC†	6.25%		3/1/2028		14,000	12,888
Aircastle Ltd.†	2.85%		1/26/2028		20,000	16,388
Ally Financial, Inc.	8.00%		11/1/2031		16,000	16,561
American Express Co.	4.42% (SOFR + 1.76%	)#	8/3/2033		21,000	19,900
Intercontinental Exchange, Inc.	4.00%		9/15/2027		48,000	46,423
						112,160
Electric 1.85%
AEP Transmission Co. LLC	4.50%		6/15/2052		11,000	9,737
Baltimore Gas & Electric Co.	4.55%		6/1/2052		25,000	22,221
Calpine Corp.†	5.125%		3/15/2028		11,000	9,838
Constellation Energy Generation LLC	6.25%		10/1/2039		18,000	18,440
Duke Energy Corp.	4.50%		8/15/2032		19,000	17,854
IPALCO Enterprises, Inc.	4.25%		5/1/2030		25,000	22,268
Leeward Renewable Energy Operations LLC†	4.25%		7/1/2029		23,000	19,680
NextEra Energy Capital Holdings, Inc.	5.00%		7/15/2032		11,000	10,822
Southern Co. (The)	4.475%		8/1/2024		42,000	41,500
Vistra Operations Co. LLC†	4.375%		5/1/2029		10,000	8,636
						180,996
Electrical Components & Equipment 1.06%
Schneider Electric SE(a)	1.841%		10/13/2025	EUR	100,000	103,221
Electronics 0.11%
Atkore, Inc.†	4.25%		6/1/2031		$12,000	10,307
Energy-Alternate Sources 0.16%
Sunnova Energy Corp.†	5.875%		9/1/2026		11,000	9,841
TerraForm Power Operating LLC†	4.75%		1/15/2030		7,000	6,102
						15,943

54	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
United States (continued)
Engineering & Construction 0.12%
Weekley Homes LLC/Weekley Finance Corp.†	4.875%	9/15/2028	$14,000	$11,789
Entertainment 0.42%
Jacobs Entertainment, Inc.†	6.75%	2/15/2029	11,000	9,943
Live Nation Entertainment, Inc.†	4.75%	10/15/2027	12,000	10,702
Penn Entertainment, Inc.†	5.625%	1/15/2027	11,000	9,992
WMG Acquisition Corp.†	3.75%	12/1/2029	12,000	10,336
				40,973
Food 0.10%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.50%	3/15/2029	12,000	10,094
Forest Products & Paper 0.12%
Sylvamo Corp.†	7.00%	9/1/2029	12,000	11,439
Gas 0.72%
CenterPoint Energy Resources Corp.	4.40%	7/1/2032	25,000	24,048
NiSource, Inc.	2.95%	9/1/2029	19,000	16,519
Southwest Gas Corp.	4.05%	3/15/2032	34,000	29,947
				70,514
Health Care-Products 0.10%
Medline Borrower LP†	3.875%	4/1/2029	12,000	9,693
Health Care-Services 2.25%
Centene Corp.	3.375%	2/15/2030	38,000	32,210
Centene Corp.	4.25%	12/15/2027	15,000	14,101
Charles River Laboratories International, Inc.†	4.00%	3/15/2031	12,000	10,397
Elevance Health, Inc.	2.25%	5/15/2030	8,000	6,636
Elevance Health, Inc.	2.875%	9/15/2029	27,000	23,781
Elevance Health, Inc.	5.50%	10/15/2032	14,000	14,376
Humana, Inc.	5.875%	3/1/2033	30,000	31,066
ModivCare Escrow Issuer, Inc.†	5.00%	10/1/2029	12,000	10,135
Molina Healthcare, Inc.†	3.875%	11/15/2030	17,000	14,432
UnitedHealth Group, Inc.	4.00%	5/15/2029	40,000	38,288
UnitedHealth Group, Inc.	5.25%	2/15/2028	24,000	24,579
				220,001
Insurance 0.10%
Assurant, Inc.	2.65%	1/15/2032	13,000	9,646
Internet 1.03%
Amazon.com, Inc.	4.70%	12/1/2032	64,000	63,557
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	3.50%	3/1/2029	12,000	10,062
Netflix, Inc.	5.875%	2/15/2025	15,000	15,213

See Notes to Financial Statements.	55

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
United States (continued)
Netflix, Inc.	5.875%	11/15/2028		$12,000	$12,192
					101,024
Iron-Steel 0.11%
United States Steel Corp.	6.65%	6/1/2037		12,000	11,001
Leisure Time 0.17%
Life Time, Inc.†	5.75%	1/15/2026		12,000	11,181
Royal Caribbean Cruises Ltd.†	8.25%	1/15/2029		5,000	5,031
					16,212
Lodging 0.22%
Wyndham Hotels & Resorts, Inc.†	4.375%	8/15/2028		12,000	10,785
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027		12,000	10,849
					21,634
Media 2.39%
AMC Networks, Inc.	4.25%	2/15/2029		12,000	7,495
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030		22,000	19,023
Charter Communications Operating LLC/Charter Communications Operating Capital	2.25%	1/15/2029		25,000	20,168
Comcast Corp.(a)	1.50%	2/20/2029	GBP	100,000	99,534
Comcast Corp.	5.50%	11/15/2032		$47,000	49,159
FactSet Research Systems, Inc.	3.45%	3/1/2032		45,000	37,848
					233,227
Metal Fabricate-Hardware 0.12%
Advanced Drainage Systems, Inc.†	6.375%	6/15/2030		12,000	11,676
Oil & Gas 3.32%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026		11,000	10,924
Callon Petroleum Co.†	8.00%	8/1/2028		11,000	10,500
Civitas Resources, Inc.†	5.00%	10/15/2026		17,000	15,564
Colgate Energy Partners III LLC†	7.75%	2/15/2026		11,000	10,724
Comstock Resources, Inc.†	6.75%	3/1/2029		12,000	10,852
Continental Resources, Inc.†	5.75%	1/15/2031		57,000	53,171
Diamondback Energy, Inc.	3.125%	3/24/2031		40,000	33,219
Earthstone Energy Holdings LLC†	8.00%	4/15/2027		10,000	9,579
EQT Corp.	7.00%	2/1/2030		55,000	57,134
Gulfport Energy Corp.†	8.00%	5/17/2026		11,510	11,237
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.00%	2/1/2031		17,000	14,727
Laredo Petroleum, Inc.	9.50%	1/15/2025		10,000	9,872
Occidental Petroleum Corp.	6.125%	1/1/2031		16,000	16,178

56	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
United States (continued)
Ovintiv, Inc.	6.50%		2/1/2038	$21,000	$20,888
Permian Resources Operating LLC†	5.375%		1/15/2026	15,000	13,678
SM Energy Co.	6.75%		9/15/2026	10,000	9,724
Southwestern Energy Co.	5.375%		2/1/2029	17,000	15,785
					323,756
Oil & Gas Services 0.10%
Oceaneering International, Inc.	6.00%		2/1/2028	11,000	10,149
Packaging & Containers 0.19%
Ball Corp.	2.875%		8/15/2030	23,000	18,405
Pharmaceuticals 1.14%
BellRing Brands, Inc.†	7.00%		3/15/2030	10,000	9,635
Cigna Corp.	2.40%		3/15/2030	21,000	17,640
Cigna Corp.	4.375%		10/15/2028	11,000	10,631
CVS Health Corp.	3.25%		8/15/2029	57,000	51,116
Option Care Health, Inc.†	4.375%		10/31/2029	12,000	10,512
Owens & Minor, Inc.†	6.625%		4/1/2030	14,000	12,050
					111,584
Pipelines 0.40%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	12,000	10,231
NGPL PipeCo LLC†	3.25%		7/15/2031	24,000	19,584
Venture Global Calcasieu Pass LLC†	4.125%		8/15/2031	11,000	9,391
					39,206
REITS 0.52%
American Tower Corp.	3.80%		8/15/2029	22,000	20,005
Crown Castle, Inc.	3.30%		7/1/2030	29,000	25,438
GLP Capital LP/GLP Financing II, Inc.	5.75%		6/1/2028	5,000	4,925
					50,368
Retail 0.30%
Gap, Inc. (The)†	3.875%		10/1/2031	13,000	9,088
Macy’s Retail Holdings LLC†	5.875%		4/1/2029	11,000	9,756
Murphy Oil USA, Inc.	4.75%		9/15/2029	11,000	10,085
					28,929
Semiconductors 0.32%
Entegris, Inc.†	3.625%		5/1/2029	12,000	9,786
Xilinx, Inc.	2.375%		6/1/2030	26,000	21,923
					31,709

See Notes to Financial Statements.	57

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
United States (continued)
Software 1.11%
Oracle Corp.	6.25%		11/9/2032		$47,000	$49,340
ROBLOX Corp.†	3.875%		5/1/2030		12,000	9,474
Twilio, Inc.	3.625%		3/15/2029		8,000	6,510
Twilio, Inc.	3.875%		3/15/2031		9,000	7,153
Workday, Inc.	3.80%		4/1/2032		40,000	35,421
						107,898
Telecommunications 0.74%
Frontier Communications Holdings LLC†	5.00%		5/1/2028		15,000	13,110
Sprint Capital Corp.	6.875%		11/15/2028		15,000	15,603
T-Mobile USA, Inc.	3.875%		4/15/2030		48,000	43,592
						72,305
Total United States						2,702,541
Total Corporate Bonds (cost $5,617,616)						5,200,431

FLOATING RATE LOANS(b) 0.15%

Health Services
Wellpath Holdings, Inc. 2018 1st Lien Term Loan (cost $17,946)	9.915% (3 Mo. LIBOR + 5.50%	)#	10/1/2025		18,122	14,426

FOREIGN GOVERNMENT OBLIGATIONS 23.43%

Australia 0.96%
Australia Government Bond(a)	3.00%		3/21/2047	AUD	19,000	10,289
Queensland Treasury Corp.†(a)	1.50%		3/2/2032	AUD	70,000	36,534
Queensland Treasury Corp.†(a)	3.25%		7/21/2026	AUD	70,000	46,493
Total Australia						93,316

Canada 2.22%
Province of Ontario Canada(c)	3.10%		5/19/2027		$81,000	76,951
Province of Quebec Canada(a)	0.875%		1/15/2025	EUR	100,000	101,975
Province of Saskatchewan(a)	4.75%		6/1/2040	CAD	49,000	37,872
Total Canada						216,798

China 5.64%
China Development Bank(a)	3.07%		3/10/2030	CNY	650,000	93,878
China Development Bank(a)	3.09%		6/18/2030	CNY	1,300,000	187,716
China Development Bank(a)	3.48%		1/8/2029	CNY	1,000,000	148,194
China Development Bank(a)	3.68%		2/26/2026	CNY	600,000	88,944
China Government Bond(a)	3.86%		7/22/2049	CNY	200,000	31,848
Total China						550,580

58	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Colombia 1.49%
Colombia Government International Bond(a)	3.875%	3/22/2026	EUR	100,000	$100,944
Colombian TES(a)	7.50%	8/26/2026	COP	250,000,000	44,125
Total Colombia					145,069

Dominican Republic 1.42%
Dominican Republic International Bond†(c)	5.50%	2/22/2029		$150,000	138,579

France 1.51%
Action Logement Services(a)	0.50%	10/30/2034	EUR	100,000	75,250
French Republic Government Bond OAT(a)	0.75%	5/25/2052	EUR	40,000	23,043
French Republic Government Bond OAT(a)	2.00%	11/25/2032	EUR	50,000	48,845
Total France					147,138

Germany 0.88%
Bundesrepublik Deutschland Bundesanleihe(a)	Zero Coupon	8/15/2052	EUR	40,000	21,446
Bundesrepublik Deutschland Bundesanleihe(a)	1.00%	5/15/2038	EUR	75,000	64,260
Total Germany					85,706

Indonesia 0.79%
Indonesia Government International Bond(a)	1.30%	3/23/2034	EUR	100,000	77,510

Italy 0.40%
Italy Buoni Poliennali Del Tesoro†(a)	2.45%	9/1/2033	EUR	45,000	39,291

Japan 4.03%
Japan Bank for International Cooperation(a)	1.50%	6/1/2029	EUR	100,000	95,583
Japan Government Ten Year Bond(a)	0.10%	3/20/2028	JPY	18,000,000	135,861
Japan Government Ten Year Bond(a)	0.10%	12/20/2031	JPY	14,000,000	103,140
Japan Government Thirty Year Bond(a)	1.40%	9/20/2052	JPY	8,000,000	58,337
Total Japan					392,921

Luxembourg 1.56%
European Investment Bank(a)	2.25%	3/15/2030	EUR	50,000	50,872
European Stability Mechanism(a)	1.00%	9/23/2025	EUR	100,000	101,728
Total Luxembourg					152,600

Netherlands 1.09%
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV(a)	3.00%	10/25/2027	EUR	100,000	106,783

See Notes to Financial Statements.	59

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
South Africa 0.19%
Republic of South Africa Government Bond(a)	8.75%	2/28/2048	ZAR	396,000	$18,223

Spain 0.14%
Spain Government Bond†(a)	1.00%	7/30/2042	EUR	21,000	13,779

Turkey 0.57%
Republic of Turkey(c)	7.375%	2/5/2025		$55,000	55,317

United Kingdom 0.54%

European Bank for Reconstruction & Development(a)	0.01%	1/10/2024	EUR	51,000	52,887
Total Foreign Government Obligations (cost $2,524,676)					2,286,497

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 6.43%
Fannie Mae or Freddie Mac(d)	4.00%	TBA		$25,000	23,455
Fannie Mae or Freddie Mac(d)	4.50%	TBA		12,000	11,551
Fannie Mae or Freddie Mac(d)	5.00%	TBA		48,000	48,225
Fannie Mae or Freddie Mac(d)	6.50%	TBA		61,000	62,450
Fannie Mae Pool	2.50%	9/1/2051		88,880	75,934
Fannie Mae Pool	3.00%	10/1/2050		102,581	91,394
Fannie Mae Pool	3.50%	4/1/2052		39,594	36,356
Fannie Mae Pool	4.00%	5/1/2052		39,169	37,309
Federal Home Loan Mortgage Corp.	3.50%	2/1/2046		19,114	17,882
Ginnie Mae(d)	3.00%	TBA		31,000	27,631
Ginnie Mae(d)	3.50%	TBA		15,000	13,784
Ginnie Mae(d)	4.00%	TBA		13,000	12,303
Ginnie Mae(d)	4.50%	TBA		4,000	3,882
Ginnie Mae(d)	5.00%	TBA		81,000	80,265
Ginnie Mae(d)	5.50%	TBA		8,000	8,041
Ginnie Mae(d)	6.00%	TBA		76,000	77,077
Total Government Sponsored Enterprises Pass-Throughs (cost $638,364)					627,539

MUNICIPAL BONDS 0.62%

Government 0.40%
New York City Transitional Finance Authority Future Tax Secured Revenue NY	1.95%	8/1/2034		30,000	21,303
Regional Transportation District Sales Tax Revenue CO	2.337%	11/1/2036		25,000	17,954
Total					39,257

60	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Transportation 0.22%
Metropolitan Transportation Authority NY	6.668%		11/15/2039	$20,000	$20,714
Total Municipal Bonds (cost $82,107)					59,971

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.31%
BBCMS Mortgage Trust 2019-BWAY A†	5.274% (1 Mo. LIBOR + .96%	)#	11/15/2034	11,000	10,211
BBCMS Mortgage Trust 2019-BWAY B†	5.628% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	10,000	9,195
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.293%	#(e)	7/10/2050	25,000	22,212
Connecticut Avenue Securities Trust 2022-R08 1M1†	6.478% (1 Mo. SOFR + 2.55%	)#	7/25/2042	18,566	18,637
Freddie Mac STACR REMIC Trust 2021-DNA6 M2†	5.428% (1 Mo. SOFR + 1.50%	)#	10/25/2041	30,000	28,537
Freddie Mac STACR REMIC Trust 2021-HQA4 M1†	4.878% (1 Mo. SOFR + 0.95%	)#	12/25/2041	28,523	27,093
Freddie Mac STACR REMIC Trust 2022-HQA3 M1A†	6.228% (1 Mo. SOFR + 2.30%	)#	8/25/2042	28,723	28,708
Great Wolf Trust 2019-WOLF A†	5.352% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	33,000	32,084
Life Mortgage Trust 2022-BMR2 A1†	5.631% (1 Mo. Term SOFR + 1.30%	)#	5/15/2039	100,000	97,675
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(e)	1/26/2060	18,446	17,639
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	34,380	31,341
Total Non-Agency Commercial Mortgage-Backed Securities (cost $333,167)					323,332

U.S. TREASURY OBLIGATIONS 3.85%
U.S. Treasury Bond	2.00%		11/15/2041	40,000	28,581
U.S. Treasury Bond	3.00%		8/15/2052	267,000	220,066
U.S. Treasury Bond	4.00%		11/15/2042	130,000	127,319
Total U.S. Treasury Obligations (cost $382,843)					375,966
Total Long-Term Investments (cost $10,404,569)					9,683,564

See Notes to Financial Statements.	61

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 3.12%

REPURCHASE AGREEMENTS 3.12%
Repurchase Agreement dated 12/30/2022, 2.050% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $309,400 of U.S. Treasury Note at 4.275% due 4/30/2024; value: $310,902; proceeds: $304,805 (cost $304,736)	$304,736	$304,736
Total Investments in Securities 102.34% (cost $10,709,305)		9,988,300
Other Assets and Liabilities – Net(f) (2.34)		(228,447)
Net Assets 100.00%		$9,759,853

AUD	Australian Dollar.
CAD	Canadian Dollar.
CNY	Chinese Yuan Renminbi.
COP	Colombian Peso.
EUR	Euro.
GBP	British Pound.
JPY	Japanese Yen.
NZD	New Zealand Dollar.
SEK	Swedish Krona.
ZAR	South African Rand.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2022, the total value of Rule 144A securities was $2,177,073, which represents 22.31% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2022.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2022.
(c)	Foreign security traded in U.S. dollars.
(d)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(e)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(f)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at December 31, 2022(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Appreciation(3)
Markit CDX.EM.38(4)(5)	Goldman Sachs	1.00%	12/20/2027	$210,000	$(13,204)	$(12,275)	$ 929
Markit CDX.NA.HY.S39(4)(6)	Goldman Sachs	5.00%	12/20/2027	125,000	245	728	483
					$(12,959)	$(11,547)	$1,412

62	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $1,412. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets securities.
(6)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

Forward Foreign Currency Exchange Contracts at December 31, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Buy	Morgan Stanley	2/27/2023	55,000	$36,663	$37,528	$865
Brazilian real	Buy	State Street Bank and Trust	3/7/2023	428,000	79,672	80,138	466
British pound	Buy	State Street Bank and Trust	3/8/2023	4,000	4,838	4,843	5
Canadian dollar	Buy	Bank of America	1/20/2023	199,000	145,132	146,984	1,852
Canadian dollar	Buy	Bank of America	1/20/2023	106,000	77,991	78,293	302
Chinese yuan renminbi	Buy	State Street Bank and Trust	1/20/2023	1,790,000	247,463	259,212	11,749
Chinese yuan renminbi	Buy	State Street Bank and Trust	1/20/2023	83,000	11,911	12,019	108
Euro	Buy	Bank of America	3/13/2023	57,000	61,285	61,299	14
Euro	Buy	State Street Bank and Trust	3/13/2023	81,000	86,116	87,110	994
Indian rupee	Buy	Bank of America	2/16/2023	8,000,000	96,141	96,470	329
Indonesian rupiah	Buy	J.P. Morgan	2/16/2023	653,474,000	41,777	42,201	424
Indonesian rupiah	Buy	Morgan Stanley	2/16/2023	780,000,000	50,066	50,372	306
Japanese yen	Buy	Toronto Dominion Bank	2/14/2023	141,825,000	1,021,899	1,086,377	64,478
Mexican peso	Buy	State Street Bank and Trust	3/21/2023	538,000	26,716	27,227	511
South Korean won	Buy	State Street Bank and Trust	3/23/2023	140,000,000	109,341	111,385	2,044
Swedish krona	Buy	Bank of America	1/23/2023	157,000	14,084	15,062	978
Swiss franc	Buy	State Street Bank and Trust	1/23/2023	44,000	44,227	47,682	3,456
British pound	Sell	Toronto Dominion Bank	3/8/2023	45,000	54,749	54,488	261
Indian rupee	Sell	Bank of America	2/16/2023	8,000,000	98,066	96,470	1,596
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$90,738

See Notes to Financial Statements.	63

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2022

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Colombian peso	Buy	Toronto Dominion Bank	4/3/2023	56,872,000	$11,654	$11,533	$(121)
Norwegian krone	Buy	Bank of America	3/15/2023	90,000	9,240	9,214	(26)
Euro	Sell	State Street Bank and Trust	3/13/2023	953,000	1,012,473	1,024,882	(12,410)
Euro	Sell	State Street Bank and Trust	3/13/2023	40,000	42,760	43,017	(257)
Euro	Sell	State Street Bank and Trust	3/13/2023	4,000	4,288	4,302	(14)
Japanese yen	Sell	Bank of America	2/6/2023	6,203,000	42,389	47,462	(5,073)
Japanese yen	Sell	Bank of America	2/6/2023	18,012,000	123,956	137,819	(13,863)
Japanese yen	Sell	Morgan Stanley	2/6/2023	3,687,000	27,838	28,211	(373)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(32,137)

Futures Contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount			Notional Value	Unrealized Appreciation
Euro-Bobl	March 2023	3	Short	EUR	(357,594)	EUR	(347,250)	$11,073
Euro-Bund	March 2023	1	Short		(136,079)		(132,930)	3,370
Euro-Schatz	March 2023	5	Short		(532,618)		(527,100)	5,906
U.S. 10-Year Ultra Treasury Note	March 2023	3	Short		$(357,317)		$(354,844)	2,473
Total Unrealized Appreciation on Futures Contracts								$22,822

Type	Expiration	Contracts	Position		Notional Amount		Notional Value	Unrealized Depreciation
U.S. Treasury Notes	March 2023	1	Long		$114,017		$112,297	$(1,720)

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$768,810	$–	$768,810
Convertible Bonds	–	26,592	–	26,592
Corporate Bonds	–	5,200,431	–	5,200,431
Floating Rate Loans	–	14,426	–	14,426
Foreign Government Obligations	–	2,286,497	–	2,286,497
Government Sponsored Enterprises Pass-Throughs	–	627,539	–	627,539
Municipal Bonds	–	59,971	–	59,971
Non-Agency Commercial Mortgage-Backed Securities	–	323,332	–	323,332
U.S. Treasury Obligations	–	375,966	–	375,966
Short-Term Investments
Repurchase Agreements	–	304,736	–	304,736
Total	$–	$9,988,300	$–	$9,988,300

64	See Notes to Financial Statements.

Schedule of Investments (concluded)

GLOBAL BOND FUND December 31, 2022

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(11,547)	–	(11,547)
Forward Foreign Currency Exchange Contracts
Assets	–	90,738	–	90,738
Liabilities	–	(32,137)	–	(32,137)
Futures Contracts
Assets	22,822	–	–	22,822
Liabilities	(1,720)	–	–	(1,720)
Total	$21,102	$47,054	$–	$68,156

(1)	Refer to Note 2(s) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	65

Statements of Assets and Liabilities

December 31, 2022

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund
ASSETS:
Investments in securities, at cost	$150,129,074	$52,643,720
Investments in securities, at fair value	$119,996,896	$46,555,924
Cash	7	14,911
Deposits with brokers for futures collateral	555,969	87,347
Receivables:
Interest and dividends	1,987,968	737,135
Capital shares sold	557,395	2,076,721
Variation margin for futures contracts	56,536	18,536
From advisor (See Note 3)	98	27,770
Unrealized appreciation on forward foreign currency exchange contracts	117	–
Prepaid expenses and other assets	23,140	43,176
Total assets	123,178,126	49,561,520
LIABILITIES:
Payables:
Management fee	53,056	28,061
Directors’ fees	50,626	5,719
Capital shares reacquired	35,596	367,930
12b-1 distribution plan	9,261	5,033
Fund administration	4,244	1,604
Investment securities purchased	–	1,377,862
Unrealized depreciation on forward foreign currency exchange contracts	14,637	2,787
Foreign currency overdraft (cost $7,629 and $0, respectively)	1	–
Distributions payable	531,481	167,385
Accrued expenses and other liabilities	116,568	71,959
Total liabilities	815,470	2,028,340
NET ASSETS	$122,362,656	$47,533,180
COMPOSITION OF NET ASSETS:
Paid-in capital	$278,654,132	$64,320,478
Total distributable earnings (loss)	(156,291,476)	(16,787,298)
Net Assets	$122,362,656	$47,533,180

66	See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)

December 31, 2022

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund

Net assets by class:
Class A Shares	$8,419,666	$6,702,553
Class C Shares	$546,460	$1,511,322
Class F Shares	$939,769	$19,603,086
Class F3 Shares	$753,049	$9,741
Class I Shares	$111,028,645	$19,229,184
Class R3 Shares	$129,622	$131,283
Class R4 Shares	$34,642	$11,222
Class R5 Shares	$9,155	$17,290
Class R6 Shares	$501,648	$317,499
Outstanding shares by class:
Class A Shares (534 and 513 million shares of common stock authorized, $.001 par value)	2,118,817	521,248
Class C Shares (100 and 85 million shares of common stock authorized, $.001 par value)	136,696	117,515
Class F Shares (200.25 and 114 million shares of common stock authorized, $.001 par value)	236,274	1,523,789
Class F3 Shares (66.75 and 57 million shares of common stock authorized, $.001 par value)	189,817	758
Class I Shares (300.37 and 228 million shares of common stock authorized, $.001 par value)	27,985,931	1,497,358
Class R3 Shares (26.72 and 28.6 million shares of common stock authorized, $.001 par value)	32,673	10,211
Class R4 Shares (26.72 and 28.6 million shares of common stock authorized, $.001 par value)	8,733	873
Class R5 Shares (26.72 and 28.6 million shares of common stock authorized, $.001 par value)	2,308	1,345
Class R6 Shares (26.72 and 28.6 million shares of common stock authorized, $.001 par value)	126,387	24,688
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$3.97	$12.86
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$4.06	$13.16
Class C Shares-Net asset value	$4.00	$12.86
Class F Shares-Net asset value	$3.98	$12.86
Class F3 Shares-Net asset value*	$3.97	$12.86
Class I Shares-Net asset value	$3.97	$12.84
Class R3 Shares-Net asset value	$3.97	$12.86
Class R4 Shares-Net asset value	$3.97	$12.85
Class R5 Shares-Net asset value	$3.97	$12.86
Class R6 Shares-Net asset value	$3.97	$12.86

*	Net asset value may not recalculate due to rounding of fractional shares.

See Notes to Financial Statements.	67

Statements of Assets and Liabilities (continued)

December 31, 2022

Global Bond Fund
ASSETS:
Investments in securities, at cost	$10,709,305
Investments in securities, at fair value	$9,988,300
Cash	610
Deposits with brokers for futures collateral	27,403
Deposits with brokers for forwards and swaps collateral	39,155
Foreign cash, at value (cost $1,952)	2,412
Receivables:
Interest and dividends	103,755
Capital shares sold	3,390
Variation margin for futures contracts	3,499
From advisor (See Note 3)	16,128
Investment securities sold	822,748
Unrealized appreciation on forward foreign currency exchange contracts	90,738
Prepaid expenses and other assets	42,823
Total assets	11,140,961
LIABILITIES:
Payables:
Management fee	3,654
Directors’ fees	1,122
Capital shares reacquired	159,132
12b-1 distribution plan	979
Fund administration	340
Investment securities purchased	1,076,659
Variation margin payable for centrally cleared swap agreements	426
Unrealized depreciation on forward foreign currency exchange contracts	32,137
Distributions payable	29,871
Accrued expenses and other liabilities	76,788
Total liabilities	1,381,108
NET ASSETS	$9,759,853
COMPOSITION OF NET ASSETS:
Paid-in capital	$11,909,804
Total distributable earnings (loss)	(2,149,951)
Net Assets	$9,759,853

68	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

December 31, 2022

Global Bond Fund

Net assets by class:
Class A Shares	$2,332,347
Class C Shares	$238,684
Class F Shares	$1,920,343
Class F3 Shares	$1,298,411
Class I Shares	$1,727,560
Class R3 Shares	$249,374
Class R4 Shares	$215,026
Class R5 Shares	$215,954
Class R6 Shares	$1,562,154
Outstanding shares by class:
Class A Shares (770 million shares of common stock authorized, $.001 par value)	288,475
Class C Shares (100 million shares of common stock authorized, $.001 par value)	29,525
Class F Shares (192.5 million shares of common stock authorized, $.001 par value)	237,520
Class F3 Shares (192.5 million shares of common stock authorized, $.001 par value)	160,608
Class I Shares (385 million shares of common stock authorized, $.001 par value)	213,693
Class R3 Shares (28.87 million shares of common stock authorized, $.001 par value)	30,844
Class R4 Shares (28.87 million shares of common stock authorized, $.001 par value)	26,595
Class R5 Shares (28.87 million shares of common stock authorized, $.001 par value)	26,712
Class R6 Shares (178.37 million shares of common stock authorized, $.001 par value)	193,237
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$8.09
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$8.28
Class C Shares-Net asset value	$8.08
Class F Shares-Net asset value	$8.08
Class F3 Shares-Net asset value	$8.08
Class I Shares-Net asset value	$8.08
Class R3 Shares-Net asset value	$8.09
Class R4 Shares-Net asset value	$8.09
Class R5 Shares-Net asset value	$8.08
Class R6 Shares-Net asset value	$8.08

See Notes to Financial Statements.	69

Statements of Operations

For the Year Ended December 31, 2022

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund
Investment income:
Dividends	$–	$1,221
Interest and other (net of foreign withholding taxes of $1,282 and $423, respectively)	8,919,805	3,603,756
Total investment income	8,919,805	3,604,977
Expenses:
Management fee	809,257	477,110
12b-1 distribution plan–Class A	19,606	16,237
12b-1 distribution plan–Class C	6,421	12,426
12b-1 distribution plan–Class F	1,543	41,253
12b-1 distribution plan–Class R3	726	936
12b-1 distribution plan–Class R4	138	33
Registration	114,020	117,027
Professional	88,593	47,375
Fund administration	64,740	27,263
Reports to shareholders	41,484	23,406
Shareholder servicing	35,508	108,391
Custody	9,098	11,783
Directors’ fees	3,044	1,267
Other	40,709	25,103
Gross expenses	1,234,887	909,610
Expense reductions (See Note 9)	(189)	(745)
Fees waived and expenses reimbursed (See Note 3)	(10,641)	(258,990)
Net expenses	1,224,057	649,875
Net investment income	7,695,748	2,955,102
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(16,460,615)	(8,052,762)
Net realized gain (loss) on futures contracts	1,139,548	212,469
Net realized gain (loss) on forward foreign currency exchange contracts	37,932	17,333
Net realized gain (loss) on OTC written options	16,663	–
Net realized gain (loss) on swap contracts	(1,928)	(386)
Net realized gain (loss) on foreign currency related transactions	(19,160)	(2,440)
Net change in unrealized appreciation/depreciation on investments	(25,545,037)	(5,983,562)
Net change in unrealized appreciation/depreciation on futures contracts	364,324	160,607
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	2,383	1,903
Net change in unrealized appreciation/depreciation on OTC written options	(16,640)	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	8,925	440
Net realized and unrealized gain (loss)	(40,473,605)	(13,646,398)
Net Decrease in Net Assets Resulting From Operations	$(32,777,857)	$(10,691,296)

70	See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended December 31, 2022

Global Bond Fund
Investment income:
Interest and other (net of foreign withholding taxes of $324)	$365,206
Total investment income	365,206
Expenses:
Management fee	45,014
12b-1 distribution plan–Class A	5,249
12b-1 distribution plan–Class C	2,196
12b-1 distribution plan–Class F	2,030
12b-1 distribution plan–Class R3	1,300
12b-1 distribution plan–Class R4	568
Registration	114,866
Professional	64,027
Fund administration	4,187
Reports to shareholders	10,307
Shareholder servicing	847
Custody	15,487
Directors’ fees	443
Other	12,932
Gross expenses	279,453
Expense reductions (See Note 9)	(93)
Fees waived and expenses reimbursed (See Note 3)	(209,630)
Net expenses	69,730
Net investment income	295,476
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(1,290,105)
Net realized gain (loss) on futures contracts	109,560
Net realized gain (loss) on forward foreign currency exchange contracts	(314,529)
Net realized gain (loss) on swap contracts	(12,255)
Net realized gain (loss) on foreign currency related transactions	(4,601)
Net change in unrealized appreciation/depreciation on investments	(744,600)
Net change in unrealized appreciation/depreciation on futures contracts	28,318
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	90,297
Net change in unrealized appreciation/depreciation on swap contracts	4,040
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	2,075
Net change in unrealized appreciation/depreciation on unfunded commitments	(12)
Net realized and unrealized gain (loss)	(2,131,812)
Net Decrease in Net Assets Resulting From Operations	$(1,836,336)

See Notes to Financial Statements.	71

Statements of Changes in Net Assets

	Emerging Markets Bond Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income	$7,695,748	$9,410,441
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, OTC written options, swap contracts and foreign currency related transactions	(15,287,560)	3,201,219
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, OTC written options, swap contracts and translation of assets and liabilities denominated in foreign currencies	(25,186,045)	(21,646,171)
Net decrease in net assets resulting from operations	(32,777,857)	(9,034,511)
Distributions to shareholders:
Class A	(467,848)	(536,688)
Class C	(31,036)	(33,288)
Class F	(75,877)	(127,855)
Class F3	(48,988)	(49,132)
Class I	(7,344,392)	(9,247,192)
Class R3	(6,471)	(7,824)
Class R4	(2,591)	(2,624)
Class R5	(479)	(516)
Class R6	(20,864)	(19,715)
Total distributions to shareholders	(7,998,546)	(10,024,834)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	5,435,537	9,133,196
Reinvestment of distributions	7,949,236	9,969,054
Cost of shares reacquired	(57,985,684)	(93,849,821)
Net increase (decrease) in net assets resulting from capital share transactions	(44,600,911)	(74,747,571)
Net increase (decrease) in net assets	(85,377,314)	(93,806,916)
NET ASSETS:
Beginning of year	$207,739,970	$301,546,886
End of year	$122,362,656	$207,739,970

72	See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Emerging Markets Corporate Debt Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income	$2,955,102	$2,636,924
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(7,825,786)	1,471,537
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and translation of assets and liabilities denominated in foreign currencies	(5,820,612)	(4,254,875)
Net decrease in net assets resulting from operations	(10,691,296)	(146,414)
Distributions to shareholders:
Class A	(363,722)	(381,814)
Class C	(58,085)	(55,843)
Class F	(1,861,492)	(2,242,881)
Class F3	(485)	(482)
Class I	(807,883)	(146,587)
Class R3	(7,844)	(6,318)
Class R4	(571)	(747)
Class R5	(815)	(4,359)
Class R6	(11,621)	(5,766)
Total distributions to shareholders	(3,112,518)	(2,844,797)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	37,650,078	30,997,015
Reinvestment of distributions	3,101,086	2,839,906
Cost of shares reacquired	(58,601,991)	(16,575,176)
Net increase (decrease) in net assets resulting from capital share transactions	(17,850,827)	17,261,745
Net increase (decrease) in net assets	(31,654,641)	14,270,534
NET ASSETS:
Beginning of year	$79,187,821	$64,917,287
End of year	$47,533,180	$79,187,821

See Notes to Financial Statements.	73

Statements of Changes in Net Assets (concluded)

	Global Bond Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income	$295,476	$284,127
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(1,511,930)	149,398
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swap contracts unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(619,882)	(783,535)
Net decrease in net assets resulting from operations	(1,836,336)	(350,010)
Distributions to Shareholders:
A	(45,739)	(139,484)
C	(3,620)	(13,014)
F	(37,748)	(115,135)
F3	(25,624)	(79,779)
I	(33,984)	(105,634)
R3	(4,064)	(11,729)
R4	(3,889)	(12,919)
R5	(4,249)	(13,202)
R6	(30,492)	(94,890)
Return of Capital:
A	(30,189)	–
C	(2,389)	–
F	(24,915)	–
F3	(16,913)	–
I	(22,430)	–
R3	(2,683)	–
R4	(2,566)	–
R5	(2,805)	–
R6	(20,126)	–
Total distributions to shareholders	(314,425)	(585,786)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	209,827	1,223,731
Reinvestment of distributions	27,897	43,413
Cost of shares reacquired	(332,345)	(571,362)
Net increase (decrease) in net assets resulting from capital share transactions	(94,621)	695,782
Net decrease in net assets	(2,245,382)	(240,014)
NET ASSETS:
Beginning of year	$12,005,235	$12,245,249
End of year	$9,759,853	$12,005,235

74	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

EMERGING MARKETS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class A
12/31/2022	$4.95	$0.19	$(0.97)	$(0.78)	$(0.20)	$–	$(0.20)
12/31/2021	5.31	0.20	(0.35)	(0.15)	(0.21)	–	(0.21)
12/31/2020	5.29	0.21	0.03	0.24	(0.22)	–	(0.22)
12/31/2019	4.80	0.25	0.50	0.75	(0.26)	–	(0.26)
12/31/2018	5.42	0.18	(0.53)	(0.35)	(0.22)	(0.05)	(0.27)
Class C
12/31/2022	4.98	0.16	(0.97)	(0.81)	(0.17)	–	(0.17)
12/31/2021	5.34	0.17	(0.35)	(0.18)	(0.18)	–	(0.18)
12/31/2020	5.33	0.19	0.01	0.20	(0.19)	–	(0.19)
12/31/2019	4.83	0.22	0.51	0.73	(0.23)	–	(0.23)
12/31/2018	5.45	0.15	(0.53)	(0.38)	(0.20)	(0.04)	(0.24)
Class F
12/31/2022	4.95	0.20	(0.96)	(0.76)	(0.21)	–	(0.21)
12/31/2021	5.31	0.21	(0.35)	(0.14)	(0.22)	–	(0.22)
12/31/2020	5.29	0.22	0.03	0.25	(0.23)	–	(0.23)
12/31/2019	4.80	0.26	0.50	0.76	(0.27)	–	(0.27)
12/31/2018	5.42	0.17	(0.51)	(0.34)	(0.24)	(0.04)	(0.28)
Class F3
12/31/2022	4.94	0.20	(0.96)	(0.76)	(0.21)	–	(0.21)
12/31/2021	5.30	0.21	(0.35)	(0.14)	(0.22)	–	(0.22)
12/31/2020	5.29	0.22	0.03	0.25	(0.24)	–	(0.24)
12/31/2019	4.80	0.26	0.50	0.76	(0.27)	–	(0.27)
12/31/2018	5.41	0.20	(0.53)	(0.33)	(0.23)	(0.05)	(0.28)
Class I
12/31/2022	4.94	0.20	(0.96)	(0.76)	(0.21)	–	(0.21)
12/31/2021	5.30	0.21	(0.35)	(0.14)	(0.22)	–	(0.22)
12/31/2020	5.28	0.22	0.03	0.25	(0.23)	–	(0.23)
12/31/2019	4.80	0.26	0.49	0.75	(0.27)	–	(0.27)
12/31/2018	5.41	0.20	(0.53)	(0.33)	(0.23)	(0.05)	(0.28)
Class R3
12/31/2022	4.94	0.18	(0.96)	(0.78)	(0.19)	–	(0.19)
12/31/2021	5.30	0.18	(0.34)	(0.16)	(0.20)	–	(0.20)
12/31/2020	5.28	0.20	0.03	0.23	(0.21)	–	(0.21)
12/31/2019	4.80	0.24	0.49	0.73	(0.25)	–	(0.25)
12/31/2018	5.41	0.17	(0.52)	(0.35)	(0.22)	(0.04)	(0.26)

76	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$3.97	(15.83)	0.94	0.95	4.59	$8,420	33
4.95	(2.81)	0.87	0.87	3.89	13,738	56
5.31	4.99	0.90	0.91	4.22	13,811	49
5.29	15.91	0.96	0.96	4.89	13,433	47
4.80	(6.55)	0.98	0.98	3.41	9,636	135

4.00	(16.26)	1.59	1.60	3.94	546	33
4.98	(3.41)	1.52	1.52	3.24	906	56
5.34	4.13	1.54	1.55	3.68	1,074	49
5.33	15.34	1.58	1.58	4.32	1,441	47
4.83	(7.06)	1.59	1.59	2.84	1,769	135

3.98	(15.45)	0.73	0.84	4.75	940	33
4.95	(2.63)	0.66	0.77	4.07	2,581	56
5.31	5.17	0.70	0.81	4.37	2,802	49
5.29	16.08	0.76	0.86	5.02	5,064	47
4.80	(6.44)	0.84	0.87	3.36	3,821	135

3.97	(15.48)	0.73	0.73	4.79	753	33
4.94	(2.63)	0.65	0.66	4.06	1,493	56
5.30	5.01	0.70	0.71	4.45	694	49
5.29	16.15	0.75	0.75	5.08	710	47
4.80	(6.19)	0.76	0.76	3.84	429	135

3.97	(15.49)	0.74	0.75	4.78	111,029	33
4.94	(2.63)	0.67	0.67	4.09	188,299	56
5.30	5.19	0.70	0.71	4.36	282,521	49
5.28	15.92	0.76	0.76	5.13	160,122	47
4.80	(6.19)	0.78	0.78	3.81	164,990	135

3.97	(15.92)	1.24	1.25	4.28	130	33
4.94	(3.12)	1.16	1.17	3.60	203	56
5.30	4.68	1.21	1.22	3.92	198	49
5.28	15.59	1.26	1.26	4.63	194	47
4.80	(6.85)	1.28	1.28	3.39	255	135

See Notes to Financial Statements.	77

Financial Highlights (concluded)

EMERGING MARKETS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class R4
12/31/2022	$4.94	$0.19	$(0.96)	$(0.77)	$(0.20)	$–	$(0.20)
12/31/2021	5.30	0.20	(0.35)	(0.15)	(0.21)	–	(0.21)
12/31/2020	5.29	0.22	0.01	0.23	(0.22)	–	(0.22)
12/31/2019	4.80	0.25	0.50	0.75	(0.26)	–	(0.26)
12/31/2018	5.42	0.18	(0.53)	(0.35)	(0.22)	(0.05)	(0.27)
Class R5
12/31/2022	4.94	0.20	(0.96)	(0.76)	(0.21)	–	(0.21)
12/31/2021	5.30	0.21	(0.35)	(0.14)	(0.22)	–	(0.22)
12/31/2020	5.28	0.22	0.04	0.26	(0.24)	–	(0.24)
12/31/2019	4.80	0.26	0.49	0.75	(0.27)	–	(0.27)
12/31/2018	5.41	0.20	(0.52)	(0.32)	(0.24)	(0.05)	(0.29)
Class R6
12/31/2022	4.94	0.20	(0.96)	(0.76)	(0.21)	–	(0.21)
12/31/2021	5.30	0.21	(0.35)	(0.14)	(0.22)	–	(0.22)
12/31/2020	5.29	0.22	0.03	0.25	(0.24)	–	(0.24)
12/31/2019	4.80	0.26	0.50	0.76	(0.27)	–	(0.27)
12/31/2018	5.41	0.19	(0.51)	(0.32)	(0.24)	(0.05)	(0.29)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

78	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$3.97	(15.71)	0.99	1.00	4.50	$35	33
4.94	(2.88)	0.92	0.93	3.84	64	56
5.30	4.74	0.96	0.97	4.32	71	49
5.29	15.85	1.02	1.02	4.81	138	47
4.80	(6.60)	1.03	1.03	3.53	55	135

3.97	(15.47)	0.72	0.72	4.82	9	33
4.94	(2.60)	0.64	0.64	4.13	11	56
5.30	5.22	0.68	0.69	4.47	12	49
5.28	15.92	0.74	0.74	5.14	12	47
4.80	(6.17)	0.76	0.76	4.03	18	135

3.97	(15.48)	0.73	0.74	4.81	502	33
4.94	(2.62)	0.66	0.66	4.10	445	56
5.30	5.01	0.70	0.71	4.46	363	49
5.29	16.15	0.75	0.75	5.11	430	47
4.80	(6.17)	0.76	0.76	3.74	317	135

See Notes to Financial Statements.	79

Financial Highlights

EMERGING MARKETS CORPORATE DEBT FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
12/31/2022	$15.14	$0.57	$(2.26)	$(1.69)	$(0.59)	$–	$(0.59)
12/31/2021	15.78	0.53	(0.59)	(0.06)	(0.58)	–	(0.58)
12/31/2020	15.54	0.56	0.29 (c)	0.85	(0.61)	–	(0.61)
12/31/2019	14.31	0.64	1.27	1.91	(0.68)	–	(0.68)
12/31/2018	15.54	0.61	(1.16)	(0.55)	(0.65)	(0.03)	(0.68)
Class C
12/31/2022	15.15	0.48	(2.26)	(1.78)	(0.51)	–	(0.51)
12/31/2021	15.78	0.44	(0.59)	(0.15)	(0.48)	–	(0.48)
12/31/2020	15.54	0.46	0.29 (c)	0.75	(0.51)	–	(0.51)
12/31/2019	14.31	0.55	1.26	1.81	(0.58)	–	(0.58)
12/31/2018	15.55	0.52	(1.18)	(0.66)	(0.55)	(0.03)	(0.58)
Class F
12/31/2022	15.15	0.58	(2.26)	(1.68)	(0.61)	–	(0.61)
12/31/2021	15.79	0.55	(0.60)	(0.05)	(0.59)	–	(0.59)
12/31/2020	15.54	0.57	0.30 (c)	0.87	(0.62)	–	(0.62)
12/31/2019	14.31	0.65	1.27	1.92	(0.69)	–	(0.69)
12/31/2018	15.55	0.63	(1.18)	(0.55)	(0.66)	(0.03)	(0.69)
Class F3
12/31/2022	15.14	0.61	(2.25)	(1.64)	(0.64)	–	(0.64)
12/31/2021	15.78	0.59	(0.59)	–	(0.64)	–	(0.64)
12/31/2020	15.54	0.61	0.30 (c)	0.91	(0.67)	–	(0.67)
12/31/2019	14.31	0.70	1.26	1.96	(0.73)	–	(0.73)
12/31/2018	15.55	0.67	(1.18)	(0.51)	(0.70)	(0.03)	(0.73)
Class I
12/31/2022	15.13	0.59	(2.26)	(1.67)	(0.62)	–	(0.62)
12/31/2021	15.77	0.56	(0.59)	(0.03)	(0.61)	–	(0.61)
12/31/2020	15.53	0.58	0.30 (c)	0.88	(0.64)	–	(0.64)
12/31/2019	14.31	0.68	1.24	1.92	(0.70)	–	(0.70)
12/31/2018	15.55	0.64	(1.17)	(0.53)	(0.68)	(0.03)	(0.71)
Class R3
12/31/2022	15.14	0.53	(2.26)	(1.73)	(0.55)	–	(0.55)
12/31/2021	15.78	0.48	(0.59)	(0.11)	(0.53)	–	(0.53)
12/31/2020	15.54	0.51	0.30 (c)	0.81	(0.57)	–	(0.57)
12/31/2019	14.31	0.60	1.26	1.86	(0.63)	–	(0.63)
12/31/2018	15.54	0.64	(1.16)	(0.52)	(0.68)	(0.03)	(0.71)

80	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.86	(11.19)	1.05	1.44	4.27	$6,703	55
15.14	(0.39)	1.05	1.35	3.46	10,050	83
15.78	5.78	1.05	1.47	3.73	9,218	66
15.54	13.56	1.05	1.62	4.24	11,660	64
14.31	(3.65)	1.05	1.54	4.14	8,729	56

12.86	(11.73)	1.68	2.08	3.66	1,511	55
15.15	(0.94)	1.67	1.97	2.84	1,748	83
15.78	5.09	1.71	2.13	3.08	1,840	66
15.54	12.85	1.68	2.25	3.61	2,307	64
14.31	(4.28)	1.71	2.20	3.50	1,926	56

12.86	(11.09)	0.95	1.31	4.28	19,603	55
15.15	(0.23)	0.95	1.25	3.55	61,510	83
15.79	5.87	0.95	1.37	3.80	50,424	66
15.54	13.66	0.95	1.51	4.30	42,660	64
14.31	(3.63)	0.95	1.44	4.22	24,115	56

12.86	(10.88)	0.70	1.06	4.63	10	55
15.14	(0.02)	0.68	0.99	3.83	11	83
15.78	6.16	0.69	1.07	4.10	12	66
15.54	13.94	0.70	1.25	4.61	12	64
14.31	(3.32)	0.68	1.21	4.49	10	56

12.84	(11.02)	0.85	1.28	4.57	19,229	55
15.13	(0.14)	0.85	1.15	3.63	5,449	83
15.77	5.90	0.85	1.26	3.85	2,850	66
15.53	13.69	0.85	1.45	4.51	5,635	64
14.31	(3.46)	0.85	1.35	4.35	8,891	56

12.86	(11.45)	1.35	1.74	3.97	131	55
15.14	(0.68)	1.35	1.65	3.14	228	83
15.78	5.46	1.35	1.77	3.43	153	66
15.54	13.31	1.35	1.92	3.96	147	64
14.31	(3.53)	0.85	1.85	4.35	125	56

See Notes to Financial Statements.	81

Financial Highlights (concluded)

EMERGING MARKETS CORPORATE DEBT FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
12/31/2022	$15.13	$0.56	$(2.25)	$(1.69)	$(0.59)	$–	$(0.59)
12/31/2021	15.77	0.53	(0.60)	(0.07)	(0.57)	–	(0.57)
12/31/2020	15.53	0.55	0.29 (c)	0.84	(0.60)	–	(0.60)
12/31/2019	14.30	0.64	1.26	1.90	(0.67)	–	(0.67)
12/31/2018	15.54	0.60	(1.17)	(0.57)	(0.64)	(0.03)	(0.67)
Class R5
12/31/2022	15.15	0.59	(2.26)	(1.67)	(0.62)	–	(0.62)
12/31/2021	15.78	0.60	(0.62)	(0.02)	(0.61)	–	(0.61)
12/31/2020	15.54	0.59	0.29 (c)	0.88	(0.64)	–	(0.64)
12/31/2019	14.31	0.67	1.27	1.94	(0.71)	–	(0.71)
12/31/2018	15.55	0.65	(1.18)	(0.53)	(0.68)	(0.03)	(0.71)
Class R6
12/31/2022	15.15	0.62	(2.27)	(1.65)	(0.64)	–	(0.64)
12/31/2021	15.78	0.59	(0.58)	0.01	(0.64)	–	(0.64)
12/31/2020	15.54	0.61	0.30 (c)	0.91	(0.67)	–	(0.67)
12/31/2019	14.31	0.69	1.27	1.96	(0.73)	–	(0.73)
12/31/2018	15.54	0.67	(1.17)	(0.50)	(0.70)	(0.03)	(0.73)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended December 31, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

82	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.85	(11.24)	1.10	1.47	4.17	$11	55
15.13	(0.37)	1.10	1.40	3.42	21	83
15.77	5.74	1.10	1.53	3.68	20	66
15.53	13.52	1.10	1.67	4.23	15	64
14.30	(3.77)	1.10	1.57	4.08	14	56

12.86	(11.00)	0.85	1.25	4.50	17	55
15.15	(0.20)	0.85	1.18	3.83	20	83
15.78	5.99	0.85	1.27	3.93	268	66
15.54	13.79	0.85	1.42	4.47	248	64
14.31	(3.45)	0.85	1.39	4.43	240	56

12.86	(10.86)	0.70	1.13	4.75	317	55
15.15	0.05	0.68	1.02	3.83	150	83
15.78	6.16	0.69	1.10	4.09	133	66
15.54	13.94	0.71	1.26	4.59	128	64
14.31	(3.31)	0.69	1.28	4.60	96	56

See Notes to Financial Statements.	83

Financial Highlights

GLOBAL BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Return of capital
Class A
12/31/2022	$9.85	$0.23	$(1.74)	$(1.51)	$(0.15)	$–	$(0.10)
12/31/2021	10.63	0.22	(0.52)	(0.30)	(0.40)	(0.08)	–
12/31/2020	10.13	0.24	0.56	0.80	(0.30)	–	–
12/31/2019	9.71	0.26	0.54	0.80	(0.33)	(0.05)	–
7/26/2018 to
12/31/2018(c)(d)	10.00	0.11	(0.26)	(0.15)	(0.14)	–	–
Class C
12/31/2022	9.85	0.18	(1.76)	(1.58)	(0.09)	–	(0.10)
12/31/2021	10.63	0.16	(0.53)	(0.37)	(0.33)	(0.08)	–
12/31/2020	10.13	0.18	0.56	0.74	(0.24)	–	–
12/31/2019	9.71	0.18	0.54	0.72	(0.25)	(0.05)	–
7/26/2018 to
12/31/2018(c)(d)	10.00	0.08	(0.27)	(0.19)	(0.10)	–	–
Class F
12/31/2022	9.85	0.25	(1.76)	(1.51)	(0.16)	–	(0.10)
12/31/2021	10.63	0.25	(0.53)	(0.28)	(0.42)	(0.08)	–
12/31/2020	10.13	0.25	0.57	0.82	(0.32)	–	–
12/31/2019	9.71	0.28	0.54	0.82	(0.35)	(0.05)	–
7/26/2018 to
12/31/2018(c)(d)	10.00	0.12	(0.26)	(0.14)	(0.15)	–	–
Class F3
12/31/2022	9.85	0.25	(1.76)	(1.51)	(0.16)	–	(0.10)
12/31/2021	10.63	0.25	(0.53)	(0.28)	(0.42)	(0.08)	–
12/31/2020	10.13	0.26	0.57	0.83	(0.33)	–	–
12/31/2019	9.71	0.29	0.54	0.83	(0.36)	(0.05)	–
7/26/2018 to
12/31/2018(c)(d)	10.00	0.13	(0.27)	(0.14)	(0.15)	–	–
Class I
12/31/2022	9.85	0.25	(1.76)	(1.51)	(0.16)	–	(0.10)
12/31/2021	10.63	0.25	(0.53)	(0.28)	(0.42)	(0.08)	–
12/31/2020	10.13	0.26	0.56	0.82	(0.32)	–	–
12/31/2019	9.71	0.28	0.54	0.82	(0.35)	(0.05)	–
7/26/2018 to
12/31/2018(c)(d)	10.00	0.12	(0.26)	(0.14)	(0.15)	–	–

84	See Notes to Financial Statements.

		Ratios to Average Net Assets:								Supplemental Data:

Total distri- butions	Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$(0.25)	$8.09	(15.44)		0.78		2.76		2.71		$2,332	179
(0.48)	9.85	(3.02)		0.78		2.78		2.17		2,965	126
(0.30)	10.63	8.18		0.78		2.44		2.38		2,737	239
(0.38)	10.13	8.32		0.78		3.03		2.56		2,151	315

(0.14)	9.71	(1.42	)(e)(f)	0.78	(g)	2.77	(g)	2.64	(g)	1,969	123

(0.19)	8.08	(15.97)		1.40		3.38		2.07		239	179
(0.41)	9.85	(3.62)		1.40		3.42		1.56		330	126
(0.24)	10.63	7.52		1.39		3.05		1.77		294	239
(0.30)	10.13	7.48		1.56		3.81		1.78		277	315

(0.10)	9.71	(1.76	)(e)(f)	1.58	(g)	3.57	(g)	1.84	(g)	245	123

(0.26)	8.08	(15.36)		0.58		2.66		2.91		1,920	179
(0.50)	9.85	(2.73)		0.58		2.67		2.38		2,336	126
(0.32)	10.63	8.39		0.58		2.25		2.45		2,365	239
(0.40)	10.13	8.53		0.58		2.93		2.76		2,139	315

(0.15)	9.71	(1.33	)(e)(f)	0.58	(g)	2.67	(g)	2.84	(g)	1,971	123

(0.26)	8.08	(15.26)		0.57		2.57		2.92		1,298	179
(0.50)	9.85	(2.72)		0.56		2.57		2.41		1,581	126
(0.33)	10.63	8.37		0.51		2.23		2.65		1,707	239
(0.41)	10.13	8.66		0.46		2.78		2.88		1,607	315

(0.15)	9.71	(1.28	)(e)(f)	0.46	(g)	2.55	(g)	2.96	(g)	1,479	123

(0.26)	8.08	(15.27)		0.58		2.56		2.91		1,728	179
(0.50)	9.85	(2.74)		0.58		2.57		2.38		2,104	126
(0.32)	10.63	8.29		0.58		2.25		2.58		2,271	239
(0.40)	10.13	8.53		0.58		2.83		2.76		2,139	315

(0.15)	9.71	(1.33	)(e)(f)	0.58	(g)	2.57	(g)	2.84	(g)	1,971	123

Financial Highlights (concluded)

GLOBAL BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Return of capital
Class R3
12/31/2022	$9.85	$0.21	$(1.75)	$(1.54)	$(0.12)	$–	$(0.10)
12/31/2021	10.63	0.19	(0.52)	(0.33)	(0.37)	(0.08)	–
12/31/2020	10.13	0.21	0.56	0.77	(0.27)	–	–
12/31/2019	9.71	0.23	0.54	0.77	(0.30)	(0.05)	–
7/26/2018 to
12/31/2018(c)(d)	10.00	0.10	(0.26)	(0.16)	(0.13)	–	–
Class R4
12/31/2022	9.85	0.23	(1.75)	(1.52)	(0.14)	–	(0.10)
12/31/2021	10.63	0.22	(0.53)	(0.31)	(0.39)	(0.08)	–
12/31/2020	10.13	0.23	0.57	0.80	(0.30)	–	–
12/31/2019	9.71	0.25	0.54	0.79	(0.32)	(0.05)	–
7/26/2018 to
12/31/2018(c)(d)	10.00	0.11	(0.26)	(0.15)	(0.14)	–	–
Class R5
12/31/2022	9.85	0.25	(1.76)	(1.51)	(0.16)	–	(0.10)
12/31/2021	10.63	0.25	(0.53)	(0.28)	(0.42)	(0.08)	–
12/31/2020	10.13	0.26	0.56	0.82	(0.32)	–	–
12/31/2019	9.71	0.28	0.54	0.82	(0.35)	(0.05)	–
7/26/2018 to
12/31/2018(c)(d)	10.00	0.12	(0.26)	(0.14)	(0.15)	–	–
Class R6
12/31/2022	9.85	0.25	(1.76)	(1.51)	(0.16)	–	(0.10)
12/31/2021	10.63	0.25	(0.53)	(0.28)	(0.42)	(0.08)	–
12/31/2020	10.13	0.26	0.57	0.83	(0.33)	–	–
12/31/2019	9.71	0.29	0.54	0.83	(0.36)	(0.05)	–
7/26/2018 to
12/31/2018(c)(d)	10.00	0.13	(0.27)	(0.14)	(0.15)	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on 07/26/2018, SEC effective date and date shares first became available to the public was 8/1/2018.
(d)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2018 through 8/1/2018.
(e)	Total return for the period 8/1/2018 through 12/31/2018 was (1.51)% for Class A, (1.85)% for Class C, (1.43)% for Class F, (1.38)% for Class F3, (1.43)% for Class I, (1.64)% for Class R3, (1.53)% for Class R4, (1.43)% for Class R5 and (1.38)% for Class R6.
(f)	Not annualized.
(g)	Annualized.

86	See Notes to Financial Statements.

		Ratios to Average Net Assets:								Supplemental Data:

Total distri- butions	Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$(0.22)	$8.09	(15.70)		1.08		3.06		2.41		$249	179
(0.45)	9.85	(3.23)		1.08		3.07		1.88		294	126
(0.27)	10.63	7.75		1.08		2.75		2.08		281	239
(0.35)	10.13	8.00		1.08		3.33		2.26		265	315

(0.13)	9.71	(1.54	)(e)(f)	1.08	(g)	3.07	(g)	2.34	(g)	246	123

(0.24)	8.09	(15.57)		0.83		2.81		2.66		215	179
(0.47)	9.85	(2.98)		0.83		2.80		2.14		262	126
(0.30)	10.63	8.13		0.83		2.50		2.33		303	239
(0.37)	10.13	8.26		0.83		3.08		2.51		266	315

(0.14)	9.71	(1.44	)(e)(f)	0.83	(g)	2.82	(g)	2.59	(g)	246	123

(0.26)	8.08	(15.27)		0.58		2.56		2.91		216	179
(0.50)	9.85	(2.74)		0.58		2.57		2.38		263	126
(0.32)	10.63	8.29		0.58		2.25		2.58		284	239
(0.40)	10.13	8.53		0.58		2.83		2.76		267	315

(0.15)	9.71	(1.33	)(e)(f)	0.58	(g)	2.57	(g)	2.84	(g)	246	123

(0.26)	8.08	(15.27)		0.57		2.57		2.92		1,562	179
(0.50)	9.85	(2.72)		0.56		2.56		2.40		1,870	126
(0.33)	10.63	8.37		0.51		2.22		2.65		2,002	239
(0.41)	10.13	8.66		0.46		2.78		2.88		1,782	315

(0.15)	9.71	(1.28	)(e)(f)	0.46	(g)	2.56	(g)	2.96	(g)	1,611	123

See Notes to Financial Statements.	87

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Global Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law on February 23, 1988.

The Company consists of the following three funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Emerging Markets Bond Fund (“Emerging Markets Bond Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Emerging Markets Corporate Debt Fund (“Emerging Markets Corporate Debt Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Global Bond Fund (“Global Bond Fund”)	A, C, F, F3, I, R3, R4, R5 and R6

Each Fund is diversified as defined in the Act.

Emerging Markets Bond Fund’s investment objective is to seek high total return. Emerging Markets Corporate Debt Fund’s and Global Bond Fund’s investment objective is total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Directors (the “Board”), the Board has designated the determination of fair value of the Funds’ portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services.

Notes to Financial Statements (continued)

Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available. Options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, R3 and R4 shares bear their class- specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Each Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference

Notes to Financial Statements (continued)

between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swaps–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Notes to Financial Statements (continued)

These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Funds, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Options–Each Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility. When a fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, each Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by each Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that each Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

(k)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(l)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(m)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(n)	Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(o)	Reverse Repurchase Agreements–Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose each Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to each Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that a Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by each Fund may decline below the repurchase price.

For the fiscal year ended December 31, 2022, the Funds did not have reverse repurchase agreements.

(p)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. Each Fund records an investment when the Borrower withdraws

Notes to Financial Statements (continued)

money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. Bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented, if any, on the Statements of Assets and Liabilities represent mark to market of the unfunded portion of each Fund’s floating rate notes.

As of December 31, 2022, the Funds did not have unfunded loan commitments.

(q)	Inflation-Linked Derivatives–Each Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. A fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For the centrally cleared CPI swaps, there was minimal counterparty risk to the Fund, since such CPI swaps entered into were traded through a central clearinghouse, which guarantees against default.

(r)	Interest Rate Swaps–Each Fund may enter into interest rate swap agreements. Pursuant to interest rate swap agreements, a Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty or CCP in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for

Notes to Financial Statements (continued)

variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(s)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

Notes to Financial Statements (continued)

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Emerging Markets Bond Fund

First $1 billion	.50%
Over $1 billion	.45%

Emerging Markets Corporate Debt Fund

First $2 billion	.70%
Next $3 billion	.65%
Over $5 billion	.60%

Global Bond Fund

First $3 billion	.43%
Over $3 billion	.40%

For the fiscal year ended December 31, 2022, the effective management fee, net of any applicable waivers, was the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee
Emerging Markets Bond Fund	.50%
Emerging Markets Corporate Debt Fund	.34%
Global Bond Fund	.00%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived the following fund administration fees during the fiscal year ended December 31, 2022:

Fund	Fund Administration Fee
Emerging Markets Bond Fund	$ 9,098
Emerging Markets Corporate Debt Fund	11,783
Global Bond Fund	15,487

For the fiscal year ended December 31, 2022 and continuing through April 30, 2023, Lord Abbett has contractually agreed to waive its fees and reimburse its expenses to the extent necessary to limit the total net annual operating expenses, excluding certain of the Funds’ expenses to the following annual rates:

	Effective May 1, 2022		Prior to May 1, 2022
	Classes*		Classes*
Fund	A, C, F, I, R3, R4, R5	F3 and R6	A, C, F, I, R3, R4, R5	F3 and R6
Emerging Markets Corporate Debt Fund	.85%	.71%	.85%	.68%
Global Bond Fund	.58%	.57%	.58%	.57%

*	If applicable.

All contractual fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, Class C, Class F, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of

Notes to Financial Statements (continued)

Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan.

Fees*	Class A	Class C	(1)	Class F	(2)(3)	Class R3**	Class R4
Service	.15%	.25%		–		.25%	.25%
Distribution	.05%	.75%		.10%		.25%	–

*	The Funds may designate a portion of the aggregate fees attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
**	Prior to the sale of shares to unaffiliated investors, service and distribution fees were fully waived.
(1)	Each Fund’s Class C 12b-1 fee is a blended rate calculated based on 1.00% of the Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of the Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of the Funds will bear 12b-1 fees at the same rate.
(2)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(3)	For the fiscal year ended December 31, 2022 and continuing through April 30, 2023, the Distributor has contractually agreed to waive Emerging Markets Bond Fund’s and Global Bond Fund’s 0.10% Rule 12b-1 fee for Class F. These agreements may be terminated only by the Board.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2022:

	Distributor Commissions	Dealers’ Concessions
Emerging Markets Bond Fund	$276	$1,453
Emerging Markets Corporate Debt Fund	319	1,617
Global Bond Fund	–	–

Distributor received the following amount of CDSCs for the fiscal year ended December 31, 2022 :

	Class A	Class C
Emerging Markets Bond Fund	$1,177	$3
Emerging Markets Corporate Debt Fund	–	–
Global Bond Fund	–	–

Other Related Parties

As of December 31, 2022, the percentages of Emerging Markets Bond Fund’s outstanding shares owned by Lord Abbett Multi-Asset Balanced Opportunity Fund and Lord Abbett Multi-Asset Income Fund were 63% and 25% respectively.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Emerging Markets Bond Fund, Emerging Markets Corporate Debt Fund and Global Bond Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such

Notes to Financial Statements (continued)

amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 was as follows:

	Emerging Markets Bond Fund		Emerging Markets Corporate Debt Fund
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021
Distributions paid from:
Ordinary income	$7,998,546	$10,024,834	$3,112,518	$2,844,797
Total distributions paid	$7,998,546	$10,024,834	$3,112,518	$2,844,797

	Global Bond Fund
	Year Ended 12/31/2022	Year Ended 12/31/2021
Distributions paid from:
Ordinary income	$189,409	$494,231
Net long-term capital gains	–	91,555
Return of capital	125,016	–
Total distributions paid	$ 314,425	$585,786

As of December 31, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund
Capital loss carryforwards*	$(125,102,249)	$(10,502,302)
Temporary differences	(584,638)	(35,461)
Unrealized gains (losses) – net	(30,604,589)	(6,249,535)
Total accumulated gains (losses) – net	$(156,291,476)	$(16,787,298)

Global Bond Fund
Capital loss carryforwards*	$(1,324,790)
Temporary differences	(75,950)
Unrealized gains (losses) – net	(749,211)
Total accumulated gains (losses) – net	$(2,149,951)

*	The capital losses will carry forward indefinitely.

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year losses for 2022 as follows:

Late-Year Ordinary Losses
Emerging Markets Bond Fund	$2,531
Emerging Markets Corporate Debt Fund	491
Global Bond Fund	15,717

Notes to Financial Statements (continued)

As of December 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund	Global Bond Fund
Tax cost	$150,790,601	$52,846,434	$10,820,182
Gross unrealized gain	581,468	529,488	233,912
Gross unrealized loss	(31,194,155)	(6,779,483)	(984,679)
Net unrealized security gain (loss)	$(30,612,687)	$(6,249,995)	$(750,767)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, certain securities, amortization of premium and wash sales.

Permanent items identified during the fiscal year ended December 31, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total distributable earnings (loss	)	Paid-in Capital
Emerging Markets Bond Fund	137,498		(137,498)

The permanent differences are primarily attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

	U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
Emerging Markets Bond Fund	$–	$50,075,263	$–	$89,366,555
Emerging Markets Corporate Debt Fund	–	34,629,476	–	53,505,482
Global Bond Fund	9,932,724	8,526,501	9,566,917	8,574,010

*	Includes U.S. Government sponsored enterprises securities.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the following Fund engaged in cross-trades:

Fund	Purchases	Sales	Gain (Loss	)
Emerging Markets Corporate Debt Fund	$205,500	$171,005	$(30,621)

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2022 (as described in Note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

Each Fund entered into futures contracts for the fiscal year ended December 31, 2022 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default. There is minimal counterparty credit risk to each Fund since centrally cleared credit default swaps are traded through a central clearinghouse. As the counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

Each Fund entered into CPI swaps for the fiscal year ended December 31, 2022 (as described in Note 2(q)) to speculate the rate of inflation in the U.S. economy. The Funds’ use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Funds’ returns could be reduced as a result. The Funds’ risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps. For the centrally cleared CPI swaps, there is minimal counterparty credit risk to the Funds since these CPI swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swaps, the clearinghouse guarantees CPI swaps against default.

Global Bond Fund entered into credit default swaps for the fiscal year ended December 31, 2022 (as described in Note 2(i)) to hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of underlying securities within an index or the referenced obligation in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par or the referenced obligation if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the Statements of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. There is minimal counterparty credit risk to the Fund since centrally cleared credit default swaps are traded through a central clearinghouse. As the counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

Notes to Financial Statements (continued)

Emerging Markets Bond Fund entered into interest rate swaps for the fiscal year ended December 31, 2022 (as described in Note 2(r)) to economically hedge against interest rate risk. The Fund’s use of interest rate swaps involves the risk that Lord Abbett will not accurately predict expectations of interest rates, and the Fund’s returns could be reduced as a result. There is minimal counterparty credit risk to the Fund since centrally cleared interest rate swaps are traded through a central clearinghouse. As the counterparty to all centrally cleared interest rate swaps, the clearinghouse guarantees interest rate swaps against default.

Emerging Markets Bond Fund entered into options on foreign currencies for the fiscal year ended December 31, 2022 (as described in Note 2(j)) to obtain exposure to an issuer (the Reference Entity). The Fund’s use of swaptions and options involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the notional value of the contract.

As of December 31, 2022, each Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

Emerging Markets Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$117
Futures Contracts(2)	$357,491	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	$14,637
Futures Contracts(2)	$161,953	–

Emerging Markets Corporate Debt Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Futures Contracts(2)	$53,064	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	$2,787
Futures Contracts(2)	$9,762	–

		Global Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$90,738	–
Futures Contracts(2)	$22,822	–	–

Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$11,547
Forward Foreign Currency Exchange Contracts(3)	–	$32,137	–
Futures Contracts(2)	$1,720	–	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

Notes to Financial Statements (continued)

(3)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(4)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative investments for the fiscal year ended December 31, 2022 were as follows:

	Emerging Markets Bond Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(1)	$(1,928)	–
Forward Foreign Currency Exchange Contracts(2)	–	$37,932
Futures Contracts(3)	$1,139,548	–
Purchased Options(4)	–	$(54,825)
OTC Written Options(5)	$16,663	–
Net Change in Unrealized Appreciation/ Depreciation
Forward Foreign Currency Exchange Contracts(6)	–	$2,383
Futures Contracts(7)	$364,324	–
Purchased Options(8)	–	$53,763
OTC Written Options(9)	–	$(16,640)
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(10)	$112,636	–
Forward Foreign Currency Exchange Contracts(10)	–	$1,886,882
Futures Contracts(11)	417	–
Purchased Options(10)	–	$192,308
OTC Written Options(10)	–	$(192,308)
Emerging Markets Corporate Debt Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(1)	$(386)	–
Forward Foreign Currency Exchange Contracts(2)	–	$17,333
Futures Contracts(3)	$212,469	–
Net Change in Unrealized Appreciation/ Depreciation
Forward Foreign Currency Exchange Contracts(6)	–	$1,903
Futures Contracts(7)	$160,607	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(10)	$52,031	–
Forward Foreign Currency Exchange Contracts(10)	–	$506,871
Futures Contracts(11)	113	–

Notes to Financial Statements (continued)

		Global Bond Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(1)	$5,363	–	–
Credit Default Swap Contracts(1)	–	–	$(17,618)
Forward Foreign Currency Exchange Contracts(2)	–	$(314,529)	–
Futures Contracts(3)	$109,560	–	–
Net Change in Unrealized Appreciation/ Depreciation
Credit Default Swap Contracts(12)	–	–	$4,040
Forward Foreign Currency Exchange Contracts(6)	–	$90,297	–
Futures Contracts(7)	$28,318	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(10)	$34,537	–	–
Credit Default Swap Contracts(10)	–	–	$406,608
Forward Foreign Currency Exchange Contracts(10)	–	$3,614,839	–
Futures Contracts(11)	11	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2022.
(1)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statements of Operations location: Net realized gain (loss) on investments includes options purchased.
(5)	Statements of Operations location: Net realized gain (loss) on OTC written options.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(7)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(8)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments includes options purchased.
(9)	Statements of Operations location: Net change in unrealized appreciation/depreciation on OTC written options.
(10)	Amount represents notional amounts in U.S. dollars.
(11)	Amount represents number of contracts.
(12)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

Notes to Financial Statements (continued)

		Emerging Markets Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 117	$ –	$ 117
Repurchase Agreements	611,886	$ –	611,886
Total	$612,003	$ –	$612,003

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$ 117	$ –	$ –	$ –	$117
Fixed Income Clearing Corp.	611,886	–	–	(611,886)	–
Total	$612,003	$ –	$ –	$ (611,886)	$117

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency
Exchange Contracts	$14,637	$ –	$14,637
Total	$14,637	$ –	$14,637

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
State Street Bank and Trust	$14,637	$ –	$ –	$ –	$14,637
Total	$14,637	$ –	$ –	$ –	$14,637

	Emerging Markets Corporate Debt Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$149,623	$ –	$149,623
Total	$149,623	$ –	$149,623

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$149,623	$ –	$ –	$(149,623)	$ –
Total	$149,623	$ –	$ –	$(149,623)	$ –

Notes to Financial Statements (continued)

		Emerging Markets Corporate Debt Fund
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$2,787	$ –	$2,787
Total	$2,787	$ –	$2,787

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
State Street Bank and Trust	$2,787	$ –	$ –	$ –	$2,787
Total	$2,787	$ –	$ –	$ –	$2,787

			Global Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 90,738	$ –	$ 90,738
Repurchase Agreements	304,736	–	304,736
Total	$395,474	$ –	$395,474

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$ 5,071	$ (5,071)	$ –	$ –	$ –
J.P. Morgan	424	–	–	–	424
Morgan Stanley	1,171	(373)	–	–	798
State Street Bank and Trust	19,333	(12,681)	–	–	6,652
Toronto Dominion Bank	64,739	(121)	–	–	64,618
Fixed Income Clearing Corp.	304,736	–	–	(304,736)	–
Total	$395,474	$(18,246)	$ –	$(304,736)	$72,492

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$32,137	$ –	$32,137
Total	$32,137	$ –	$32,137

Notes to Financial Statements (continued)

			Global Bond Fund
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$18,962	$ (5,071)	$ –	$ –	$13,891
Morgan Stanley	373	(373)	–	–	–
State Street Bank and Trust	12,681	(12,681)	–	–	–
Toronto Dominion Bank	121	(121)	–	–	–
Total	$32,137	$(18,246)	$ –	$ –	$13,891

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2022.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 3, 2022, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2022, the Funds did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2022, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on each Fund’s Statement of Operations.

The initial collateral received by the Funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will

Notes to Financial Statements (continued)

bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2022, the Funds did not loan any securities.

14.	INVESTMENT RISKS

Each Fund is subject to the risks of investing in securities that are issued by non-U.S. entities, the risks of investing in derivatives, liquidity risk, and the risks from leverage.

Certain instruments in which the Funds may invest may rely in some fashion upon LIBOR. On March 5, 2021 the United Kingdom Financial Conduct Authority and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR setting will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations, less government regulation, higher transaction costs and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign securities may also be subject to inadequate exchange control regulations and the imposition of economic sanctions or other government restrictions. These risks generally are greater for emerging markets securities. Foreign investments also may be affected by changes in currency rates or currency controls.

The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Each Fund may invest in swap contracts. Swap contracts are bilateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, swap contracts may involve a small investment of cash compared to the risk assumed, with the result that small changes may produce disproportionate and substantial gains or losses to a Fund. Each Fund may invest in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than nonconvertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Notes to Financial Statements (continued)

Each Fund may invest in credit default swap and interest rate swap contracts. Such contracts are subject to the risk that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. Credit default swaps are subject to the risk that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the swap is based. Interest rate swaps are subject to the risk that Lord Abbett does not correctly anticipate changes in interest rates.

Each Fund may invest in senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The senior loans in which a Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination. Illiquid securities may lower a Fund’s returns since it may be unable to sell these securities at its desired time or price. To the extent illiquid securities can be sold, a Fund may have to do so at disadvantageous prices in order to meet requests for the redemption of Fund shares.

Leverage, including borrowing, may increase volatility in a Fund by magnifying the effect of changes in the value of each Fund’s holdings. The use of leverage may cause investors in a Fund to lose more money in adverse environments than would be the case in the absence of leverage. Each Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which a Fund invests, including interest rate risk. When interest rates rise, the prices of debt securities and an investment in a Fund are likely to decline. In times of economic uncertainty, high-yield debt securities (“lower-rated bonds” or “junk bonds”) may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to a Fund, a risk that is greater with junk bonds. A default, or concerns in the market about an increase in risk of default, may result in losses to a Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Each Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, each Fund may be required to look principally to the agency issuing or guaranteeing the obligation. The mortgage-related and asset-backed securities in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current market

Notes to Financial Statements (continued)

rates. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage related security.

The cost of a Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period, and the market conditions prevailing. Foreign currency exchange rates may fluctuate significantly over short periods of time. Each Fund’s use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Funds that are denominated in those currencies. The securities markets of developing or emerging countries tend to be more vulnerable to economic, political and social instability, less liquid, are especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries.

Bonds issued or guaranteed by foreign governments and governmental entities (commonly referred to as “sovereign debt”) are subject to the risk that such governments or entities are unable or unwilling to make interest payments and/or repay the principal owed. Emerging Markets Corporate Debt Fund may have limited recourse in such instances.

The Funds believe that their investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. However, there can be no assurance that the U.S. Treasury Department will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of each Fund’s foreign currency gains as nonqualifying income. Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation, and systemic economic weakness. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

Notes to Financial Statements (continued)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Emerging Markets Bond Fund	Year Ended December 31, 2022		Year Ended December 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	984,978	$3,845,017	814,054	$4,114,832
Converted from Class C*	5,663	22,975	3,826	19,412
Reinvestment of distributions	107,729	443,547	99,752	506,408
Shares reacquired	(1,756,876)	(7,263,366)	(743,618)	(3,791,616)
Increase (decrease)	(658,506)	$(2,951,827)	174,014	$849,036

Class C Shares
Shares sold	18,349	$83,655	31,813	$164,354
Reinvestment of distributions	7,499	30,993	6,503	33,209
Shares reacquired	(65,577)	(269,078)	(53,732)	(275,657)
Converted to Class A*	(5,630)	(22,975)	(3,803)	(19,412)
Decrease	(45,359)	$(177,405)	(19,219)	$(97,506)

Class F Shares
Shares sold	91,611	$366,261	166,209	$857,679
Reinvestment of distributions	16,642	69,410	23,655	120,194
Shares reacquired	(393,548)	(1,656,034)	(196,275)	(1,001,267)
Decrease	(285,295)	$(1,220,363)	(6,411)	$(23,394)

Class F3 Shares
Shares sold	15,841	$65,669	208,310	$1,064,605
Reinvestment of distributions	11,813	48,988	9,743	49,269
Shares reacquired	(140,172)	(589,052)	(46,733)	(237,272)
Increase (decrease)	(112,518)	$(474,395)	171,320	$876,602

Class I Shares
Shares sold	204,829	$871,337	522,783	$2,689,143
Reinvestment of distributions	1,787,074	7,344,061	1,823,373	9,247,488
Shares reacquired	(12,130,872)	(48,091,041)	(17,565,954)	(88,415,911)
Decrease	(10,138,969)	$(39,875,643)	(15,219,798)	$(76,479,280)

Class R3 Shares
Shares sold	4,824	$20,020	5,970	$30,385
Reinvestment of distributions	1,561	6,434	1,542	7,814
Shares reacquired	(14,785)	(63,494)	(3,896)	(19,599)
Increase (decrease)	(8,400)	$(37,040)	3,616	$18,600

Class R4 Shares
Shares sold	5,380	$22,368	2,892	$14,779
Reinvestment of distributions	629	2,591	517	2,619
Shares reacquired	(10,166)	(40,187)	(3,839)	(19,265)
Decrease	(4,157)	$(15,228)	(430)	$(1,867)

Class R6 Shares
Shares sold	39,182	$161,210	38,382	$197,419
Reinvestment of distributions	786	3,212	406	2,053
Shares reacquired	(3,620)	(13,432)	(17,343)	(89,234)
Increase	36,348	$150,990	21,445	$110,238

Notes to Financial Statements (continued)

Emerging Markets Corporate Debt Fund	Year Ended December 31, 2022		Year Ended December 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	33,578	$451,344	168,667	$2,617,679
Converted from Class C*	2,798	36,852	611	9,441
Reinvestment of distributions	27,493	360,604	24,589	379,136
Shares reacquired	(206,199)	(2,674,749)	(114,391)	(1,762,844)
Increase (decrease)	(142,330)	$(1,825,949)	79,476	$1,243,412

Class C Shares
Shares sold	18,751	$239,454	14,430	$223,594
Reinvestment of distributions	4,445	58,071	3,622	55,876
Shares reacquired	(18,309)	(239,672)	(18,633)	(288,427)
Converted to Class A*	(2,797)	(36,852)	(611)	(9,441)
Increase (decrease)	2,090	$21,001	(1,192)	$(18,398)

Class F Shares
Shares sold	1,020,914	$13,899,730	1,607,335	$24,882,901
Reinvestment of distributions	140,017	1,859,680	145,660	2,246,033
Shares reacquired	(3,697,362)	(48,023,200)	(887,111)	(13,715,920)
Increase (decrease)	(2,536,431)	$(32,263,790)	865,884	$13,413,014

Class I Shares
Shares sold	1,664,516	$22,839,894	205,147	$3,154,390
Reinvestment of distributions	62,663	807,799	9,562	147,072
Shares reacquired	(589,968)	(7,558,670)	(35,305)	(544,332)
Increase	1,137,211	$16,089,023	179,404	$2,757,130

Class R3 Shares
Shares sold	417	$5,624	5,257	$81,321
Reinvestment of distributions	182	2,427	91	1,391
Shares reacquired	(5,442)	(66,753)	–	–
Increase (decrease)	(4,843)	$(58,702)	5,348	$82,712

Class R4 Shares
Shares sold	64	$883	141	$2,206
Reinvestment of distributions	5	69	18	271
Shares reacquired	(591)	(8,003)	(2)	(34)
Increase (decrease)	(522)	$(7,051)	157	$2,443

Class R5 Shares
Shares sold	1	$–	648	$10,003
Reinvestment of distributions	62	815	281	4,359
Shares reacquired	(6)	(79)	(16,621)	(256,051)
Increase (decrease)	57	$736	(15,692)	$(241,689)

Class R6 Shares
Shares sold	16,136	$213,149	1,610	$24,921
Reinvestment of distributions	903	11,621	374	5,768
Shares reacquired	(2,250)	(30,865)	(489)	(7,568)
Increase	14,789	$193,905	1,495	$23,121

Notes to Financial Statements (concluded)

Global Bond Fund	Year Ended December 31, 2022		Year Ended December 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	15,601	$129,798	61,934	$636,838
Converted from Class C*	–	–	75	762
Reinvestment of distributions	2,783	23,360	3,225	32,540
Shares reacquired	(31,082)	(251,058)	(21,592)	(219,493)
Increase (decrease)	(12,698)	$(97,900)	43,642	$450,647

Class C Shares
Shares sold	–	$–	5,623	$58,515
Reinvestment of distributions	104	890	222	2,234
Shares reacquired	(4,057)	(35,454)	–	–
Converted to Class A*	–	–	(75)	(762)
Increase (decrease)	(3,953)	$(34,564)	5,770	$59,987

Class F Shares
Shares sold	1,748	$16,210	40,633	$419,246
Reinvestment of distributions	115	965	591	6,076
Shares reacquired	(1,596)	(14,629)	(26,527)	(271,751)
Increase	267	$2,546	14,697	$153,571

Class R3 Shares
Shares sold	3,904	$35,382	3,429	$33,745
Reinvestment of distributions	106	885	1	7
Shares reacquired	(3,074)	(28,066)	–	–
Increase	936	$8,201	3,430	$33,752

Class R4 Shares
Reinvestment of distributions	–	–	43	454
Shares reacquired	–	–	(1,955)	(20,238)
Decrease	–	$–	(1,912)	$(19,784)

Class R6 Shares
Shares sold	3,459	$28,437	7,273	$75,387
Reinvestment of distributions	214	1,797	208	2,102
Shares reacquired	(382)	(3,138)	(5,940)	(59,880)
Increase	3,291	$27,096	1,541	$17,609

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Global Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Global Fund, Inc. comprising the Lord Abbett Emerging Markets Bond Fund, Lord Abbett Emerging Markets Corporate Debt Fund, and Lord Abbett Global Bond Fund (the “Funds”), including the schedules of investments, as of December 31, 2022; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except Lord Abbett Global Bond Fund; and the financial highlights for the periods indicated in the table below for Lord Abbett Global Bond Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Lord Abbett Global Fund, Inc. as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Lord Abbett Global Fund, Inc.	Financial Highlights
Lord Abbett Global Bond Fund	For the years ended December 31, 2022, 2021, 2020, 2019, and the period from July 26, 2018 (commencement of operations) through December 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 24, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.
Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Matthew A. Press (1987)	Vice President, and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).
Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.
Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).
Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends for the fiscal year ended December 31, 2022:

Fund Name
Emerging Markets Bond Fund	7%
Emerging Markets Corporate Debt Fund	14%
Global Bond Fund	100%

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Global Fund, Inc. Lord Abbett Emerging Markets Bond Fund Lord Abbett Emerging Markets Corporate Debt Fund Lord Abbett Global Bond Fund	LAGF-2 (02/23)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2022 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.
The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.
In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2022 and 2021 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2022	2021
Audit Fees {a}	$166,000	$157,500
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	166,000	157,500

Tax Fees {b}	- 0 -	21,692
All Other Fees	- 0 -	- 0 -

Total Fees	$166,000	$179,192

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees {a}	$270,000	$220,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
The Schedule of Investments is included as part of the Reports to Shareholders under Item 1.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT GLOBAL FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 24, 2023

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 24, 2023